Exhibit 10.2

Execution Version

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT, dated as of May 10, 2010, made by each of the Grantors listed on the signature pages hereto (together with each other person that executes a supplement hereto and becomes an “Additional Grantor” hereunder, each a “Grantor” and collectively, jointly and severally, the “Grantors”), in favor of Harris N.A., in its capacity as collateral agent for the Secured Parties referred to below (in such capacity, together with its successors and assigns in such capacity, if any, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, Lantheus MI Intermediate, Inc., a Delaware corporation (the “Parent”), Lantheus Medical Imaging, Inc., a Delaware corporation (the “Borrower”), the “Guarantors” from time to time party thereto, the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), the Collateral Agent, Bank of Montreal, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, if any, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”), Bank of Montreal and NATIXIS, as joint bookrunners, Bank of Montreal and NATIXIS, as joint lead arrangers, NATIXIS, as syndication agent, and Jefferies Finance, LLC, as documentation agent, dated as of May 10, 2010 (such agreement, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make revolving loans, which revolving loans will include a subfacility for the issuance of letters of credit (each a “Revolving Loan” and collectively, the “Revolving Loans”), to the Borrower;

WHEREAS, it is a condition precedent to the Lenders making any Revolving Loan and providing any other financial accommodation to the Borrower pursuant to the Credit Agreement that each Grantor shall have executed and delivered to the Collateral Agent a pledge and security agreement to the Collateral Agent, for the benefit of the Secured Parties, providing for, among other things, the grant to the Collateral Agent, for the benefit of the Secured Parties, of (a) a security interest in and Lien on the outstanding shares of Capital Stock (as defined in the Credit Agreement) and indebtedness from time to time owned by such Grantor of each Person now or hereafter existing and in which such Grantor has any interest at any time (subject to any express limitations set forth in Section 2), and (b) a security interest in all other personal property and fixtures of such Grantor (subject to any express limitations set forth in Section 2);

WHEREAS, the Grantors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with credit needed from time to time by each Grantor often being provided through financing obtained by the other Grantors and the ability to obtain such financing being dependent on the successful operations of all of the Grantors as a whole; and

WHEREAS, each Grantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, such Grantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Collateral Agent and the Lenders to make and maintain the Revolving Loans and to assist in providing Letters of Credit and other financial accommodations to the Borrower pursuant to the Credit Agreement, the Grantors hereby jointly and severally agree with the Collateral Agent, for the benefit of the Secured Parties, as follows:

1.             Definitions.

(a)           Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement and the recitals hereto which are defined in the Credit Agreement or in Article 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Code”) and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided  that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Collateral Agent may otherwise determine.

(b)           The following terms shall have the respective meanings provided for in the Code: “Accounts”, “Account Debtor”, “Cash Proceeds”, “Certificate of Title”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Noncash Proceeds”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Record”, “Securities Account”, “Software”, “Supporting Obligations” and “Tangible Chattel Paper”.

(c)           As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Additional Collateral” has the meaning specified therefor in Section 4(a)(i) hereof.

“Certificated Entities” has the meaning specified therefor in Section 5(m) hereof.

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any Copyright.

“Existing Issuer” has the meaning specified therefor in the definition of the term “Pledged Shares”.

“Foreign Subsidiary” has the meaning specified therefor in Section 2 hereof.

“Intellectual Property” means all rights in all U.S and non-U.S. (i) published and unpublished works of authorship (including, without limitation, computer software), copyrights therein and thereto, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof, including, without limitation, all copyright registrations and applications listed in Schedule II hereto (collectively, “Copyrights”); (ii) inventions, discoveries and all patents, registrations, and applications therefor, including, without limitation, divisions, continuations, continuations-in-part and renewal applications, and all renewals, extensions and reissues, including, without limitation, all patents and patent applications listed in Schedule II hereto (collectively, “Patents”); (iii) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, symbols, trade dress, assumed names, fictitious names, trade names, and other indicia of origin, all applications and registrations for all of the foregoing, and all goodwill associated therewith and symbolized thereby, and all extensions, modifications and renewals of same, including, without limitation, all trademark registrations and applications listed in Schedule II hereto (collectively, “Trademarks”); (iv) confidential and proprietary information, trade secrets and know-how, including, without limitation, processes, schematics, databases, formulae, drawings, prototypes, models, designs and customer lists (collectively, “Trade Secrets”); and (v) all other intellectual property or proprietary rights and claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including, without limitation, rights to recover for past, present and future violations thereof (collectively, “Other Proprietary Rights”).

“Licenses” means the Copyright Licenses, the Patent Licenses and the Trademark Licenses.

“Material Intellectual Property” means Intellectual Property owned by or licensed to a Grantor and material to the conduct of any Grantor’s business.

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent.

“Pledged Debt” means the indebtedness described in Schedule VI hereto and all indebtedness from time to time owned or acquired by a Grantor, the promissory notes and other Instruments evidencing any or all of such indebtedness, and all interest, cash, Instruments, Investment Property, financial assets, securities, Capital Stock, other equity interests, stock options and commodity contracts, notes, debentures, bonds, promissory notes or other evidences of indebtedness and all other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

“Pledged Interests” means, collectively, (a) the Pledged Debt, (b) the Pledged Shares and (c) all security entitlements in any and all of the foregoing.

“Pledged Issuer” has the meaning specified therefor in the definition of the term “Pledged Shares”.

“Pledged Shares” means (a) the shares of Capital Stock described in Schedule VII hereto, whether or not evidenced or represented by any stock certificate, certificated security or other Instrument, issued by the Persons described in such Schedule VII (the “Existing Issuers”), (b) the shares of Capital Stock at any time and from time to time acquired by a Grantor of any and all Persons now or hereafter existing (such Persons, together with the Existing Issuers, being hereinafter referred to collectively as the “Pledged Issuers” and each individually as a “Pledged Issuer”), whether or not evidenced or represented by any stock certificate, certificated security or other Instrument, subject, however, to the limitations set forth in Section 2 and (c) the certificates representing such shares of Capital Stock, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, Instruments, Investment Property, financial assets, securities, Capital Stock, other equity interests, stock options and commodity contracts, notes, debentures, bonds, promissory notes or other evidences of indebtedness and all other property (including, without limitation, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Capital Stock.

“Secured Parties” means, collectively, the Agents and the Lenders.

“Secured Obligations” has the meaning specified therefor in Section 3 hereof.

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements.

2.             Grant of Security Interest. As collateral security for the payment, performance and observance of all of the Secured Obligations, each Grantor hereby pledges and assigns to the Collateral Agent (and its agents and designees), and grants to the Collateral Agent (and its agents and designees), for the benefit of the Secured Parties, a continuing security interest in, all personal property and Fixtures of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible, including, without limitation, the following (all being collectively referred to herein as the “Collateral”):

(a)           all Accounts;

(b)           all Chattel Paper (whether tangible or electronic);

(c)           the Commercial Tort Claims specified on Schedule V;

(d)           all Deposit Accounts, all cash, and all other property from time to time deposited therein or otherwise credited thereto and the monies and property in the possession or under the control of any Agent or any Lender or any affiliate, representative, agent or correspondent of any Agent or any Lender;

(e)           all Documents;

(f)            all General Intangibles (including, without limitation, all Payment Intangibles, Intellectual Property and Licenses);

(g)           all Goods, including, without limitation, all Equipment, Fixtures and Inventory;

(h)           all Instruments (including, without limitation, Promissory Notes);

(i)            all Investment Property;

(j)            all Letter-of-Credit Rights;

(k)           all Pledged Interests;

(l)            all Supporting Obligations;

(m)          all other tangible and intangible personal property of such Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, Software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

(n)           all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever such Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

Notwithstanding anything herein to the contrary, the term “Collateral” shall not include, and no Grantor is pledging, nor granting a security interest hereunder in:

(i)            any of such Grantor’s right, title or interest in any license, contract or agreement to which such Grantor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the express terms of such license, contract or agreement result in a breach of the terms of, or constitute a default under, such license, contract or agreement (other than to the extent that any such term (A) has been waived or (B) would be rendered ineffective pursuant to Sections 9-406, 9-408, 9-409 of the Code or other applicable provisions of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that (x) immediately upon the ineffectiveness, lapse, termination or waiver of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such right, title and interest as if such provision had never been in effect, and (y) the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Collateral Agent’s unconditional continuing security interest in and liens upon any rights or interests of a Grantor in or to the proceeds of, or any monies due or to become due under, any such license, contract or agreement,

(ii)           any intent-to-use United States trademark applications (A) for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office, provided that, upon such filing and acceptance, such intent-to-use applications shall be included in the definition of Collateral, or (B) to the extent that and for so long as such a grant would result in the abandonment, invalidation or unenforceability of such intent-to-use United States trademark applications under applicable law, provided, that (x) immediately upon such time that the grant of a security interest in such intent-to-use United States trademark applications would no longer result in the abandonment, invalidation or unenforceability of such intent-to-use United States trademark applications under applicable law, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such intent-to-use United States trademark applications as if such applicable law had never been in effect and (y) the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Collateral Agent’s unconditional continuing security interest in and liens upon any rights or interests of a Grantor in or to the proceeds of, or any monies due or to become due under, any such intent-to-use United States trademark applications,

(iii)          any Excluded Account, or

(iv)          in the case of a Subsidiary of such Grantor organized under the laws of a jurisdiction other than the United States, any of the states thereof or the District of Columbia and which is a “controlled foreign corporation” as such term is defined in Section 957 of the Internal Revenue Code (a “Foreign Subsidiary”) and which is a “controlled foreign corporation” (as such term is defined in Section 957 of the Internal Revenue Code of 1986 (a “CFC”), more than 65% of the issued and outstanding shares of Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956 2(c)(2)) (it being understood and agreed that the Collateral shall include 100% of the issued and outstanding shares of Capital Stock not entitled to vote within the meaning of Treas. Reg. Section 1.956 2(c)(2)) or other equity interest of such CFC (and for the avoidance of doubt, each Loan Party will refrain from pledging the Capital Stock of any CFC to any Person other than a pledge of 65% of its voting Capital Stock and 100% of its non-voting Capital Stock to the Collateral Agent, for the benefit of the Secured Parties.

3.             Security for Secured Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the “Secured Obligations”):

(a)           the prompt payment by each Grantor, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Credit Agreement and/or the other Loan Documents, including, without limitation, (i) all Obligations, (ii) all Letter of Credit Obligations, (iii) in the case of a Guarantor, all amounts from time to time owing by such Grantor in respect of its guaranty made pursuant to Article XI of the Credit Agreement or under any other Guaranty to which it is a party, including, without limitation, all obligations guaranteed by such Grantor and (iv) all interest, fees, commissions, charges, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document (including, without limitation, all interest, fees, commissions, charges, expense reimbursements, indemnifications and other amounts that accrue after the commencement of any Insolvency Proceeding of any Loan Party, whether or not the payment of such interest, fees, commissions, charges, expense reimbursements, indemnifications and other amounts are unenforceable or are not allowable, in whole or in part, due to the existence of such Insolvency Proceeding); and

(b)           the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of the Loan Documents.

4.             Delivery of the Pledged Interests.

(a)           (i)            All promissory notes evidencing the Pledged Debt on the Effective Date and all certificates representing the Pledged Shares on the Effective Date shall be delivered to the Collateral Agent (or its custodian, designee or other nominee) on or prior to the Effective Date. All other promissory notes, certificates and Instruments constituting Pledged Interests from time to time required to be pledged to the Collateral Agent pursuant to the terms of this Agreement or the Credit Agreement (the “Additional Collateral”) shall be delivered to the Collateral Agent (or its custodian, designee or other nominee) promptly upon, but in any event within fourteen (14) days (or such later date acceptable to the Collateral Agent) of, receipt thereof by or on behalf of any of the Grantors, provided that such delivery requirement shall not apply to any Pledged Debt having a face amount of less than $500,000 individually but only to the extent the aggregate face amount of such Pledged Debt does not exceed $1,000,000 collectively. All such promissory notes, certificates and Instruments shall be held by or on behalf of the Collateral Agent (or its custodian, designee or other nominee) pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent. If any Pledged Interests consists of uncertificated securities, unless the immediately following sentence is applicable thereto, such Grantor shall cause the Collateral Agent (or its designated custodian or nominee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by the Collateral Agent with respect to such securities without further consent by such Grantor. If any Pledged Interests consists of security entitlements, such Grantor shall transfer such security entitlements to the Collateral Agent (or its custodian, nominee or other designee), or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Collateral Agent without further consent by such Grantor.

(ii)           Within twenty (20) days (or such later date acceptable to the Collateral Agent) of the receipt by a Grantor of any Additional Collateral, a Pledge Amendment, duly executed by such Grantor, in substantially the form of Exhibit A hereto (a “Pledge Amendment”), shall be delivered to the Collateral Agent, in respect of the Additional Collateral that must be pledged pursuant to this Agreement and the Credit Agreement. The Pledge Amendment shall from and after delivery thereof constitute part of Schedules VI and VII hereto. Each Grantor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or Instruments listed on any Pledge Amendment delivered to the Collateral Agent (or its custodian, designee or other nominee) shall for all purposes hereunder constitute Pledged Interests and such Grantor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 hereof with respect to such Additional Collateral.

(b)           If any Grantor shall receive, by virtue of such Grantor’s being or having been an owner of any Pledged Interests, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other Instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Interests, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by any such Grantor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends, distributions, cash, Instruments, Investment Property and other property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Grantor shall receive such stock certificate, promissory note, Instrument, option, right, payment or distribution in trust for the benefit of the Collateral Agent, shall segregate it from such Grantor’s other property and shall promptly deliver it forthwith to the Collateral Agent, in the exact form received, with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Interests and as further collateral security for the Secured Obligations.

5.             Representations and Warranties. Each Grantor jointly and severally represents and warrants as follows:

(a)          Schedule I hereto sets forth as of the Effective Date (i) the exact legal name of each Grantor, (ii) the state or jurisdiction of organization of each Grantor, (iii) the type of organization of each Grantor, (iv) the organizational identification number of each Grantor or states that no such organizational identification number exists and (v) the federal employer identification number of each Grantor.

(b)         This Agreement is a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

(c)          All Equipment, Fixtures, Inventory and other Goods (other than Inventory in transit to customers) located in the continental United States now existing are, and all Equipment, Fixtures, Inventory and other Goods (other than Inventory in transit to customers) located in the continental United States hereafter existing will be, located at the addresses specified therefor in Schedule III hereto (as amended, supplemented or otherwise modified from time to time in accordance with Section 6(b)), except for any location where the fair market value of the Equipment, Fixtures, Inventory and other Goods at such location is less than $1,000,000 in the aggregate. Each Grantor’s chief place of business and chief executive office, the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof). None of the Accounts is evidenced by Promissory Notes or other Instruments (except for Promissory Notes evidencing indebtedness of not more than $500,000 individually and $1,000,000 in the aggregate) that have not been delivered to the Collateral Agent in accordance with this Agreement. Set forth in Schedule II hereto is a complete and correct list of each formal legal name used by any Grantor during the past five years. Schedule VIII hereto sets forth for each Grantor a true and complete list of all Investment Property, including all securities, securities entitlements, Instruments, Chattel Paper, Letters of Credit and any certificates or instruments evidencing the foregoing held by or on behalf of or issued in favor of each Grantor (excluding the assets already identified on Schedules VI and VII), whether or not evidenced by certificates or Instruments.

(d)         [Reserved.]

(e)          (i)            The Grantors own and control, or otherwise possess adequate rights to use, all Intellectual Property necessary to conduct their business except as could not reasonably be expected to have a Material Adverse Effect. Schedule II hereto sets forth a true and complete list of all Intellectual Property that is the subject of U.S. registrations or applications for registration in the U.S. owned by each Grantor as of the date hereof. To the applicable Grantor’s knowledge, all such Intellectual Property is valid, subsisting and enforceable, has not been abandoned in whole or in part and is not subject to any outstanding order, judgment or decree restricting its use or adversely affecting the Grantor’s rights thereto, except to the extent the loss of any such Intellectual Property (either individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect.

(ii)           Such Grantor is not violating and has not violated any Intellectual Property rights or any third party except as could not reasonably be expected to have a Material Adverse Effect. There are no suits, actions, reissues, reexaminations, public protests, interferences, arbitrations, mediations, oppositions, cancellations, Internet domain name dispute resolutions or other proceedings (collectively, “Suits”) pending, decided, asserted by or against such Grantor or, to such Grantor’s knowledge, threatened concerning the violation of any Intellectual Property rights or concerning the Material Intellectual Property owned or controlled by a Grantor, and, to any Grantor’s knowledge, no valid basis for any such Suits or claims exists, except as could not reasonably be expected to have a Material Adverse Effect. To the Grantors’ knowledge, there are no Suits or claims pending, decided, threatened or asserted against the Grantors concerning the Licenses or the right of the Grantor to use the Licenses, and no valid basis for any such Suits or claims exists, except as could not reasonably be expected to have a Material Adverse Effect.

(f)            (i)            None of the Other Proprietary Rights or Trade Secrets of any Grantor have been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person other than such Grantor; (ii) no employee, independent contractor or agent of any Grantor has misappropriated any Other Proprietary Rights or Trade Secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (iii) no employee, independent contractor or agent of any Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement, or contract relating an any way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property Collateral, except to the extent any of the foregoing could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect.

(g)           The Existing Issuers set forth in Schedule VII identified as a Subsidiary of a Grantor are each such Grantor’s only Subsidiaries existing on the date hereof. The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as noted in Schedule VII hereto, the Pledged Shares constitute 100% of the issued shares of Capital Stock of the Pledged Issuers as of the date hereof. All other shares of Capital Stock constituting Pledged Interests will be duly authorized and validly issued, fully paid and nonassessable.

(h)           The promissory notes currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

(i)           The Grantors are and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (i) such as may have been filed to perfect or protect any Permitted Lien, and (ii) in connection with the Existing Credit Agreement; provided, that the liens in connection with the Existing Credit Agreement shall be terminated concurrently with the Effective Date.

(j)           The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or any Contractual Obligation binding on or otherwise affecting any Grantor or any of its properties and will not result in, or require the creation of, any Lien upon or with respect to any of its properties other than Liens created pursuant to the Loan Documents.

(k)          No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for (i) the due execution, delivery and performance by any Grantor of this Agreement, (ii) the grant by any Grantor of the security interest purported to be created hereby in the Collateral or (iii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except, in the case of this clause (iii), as may be required in connection with any sale of any Pledged Interests by laws affecting the offering and sale of securities generally. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for the perfection of the security interest purported to be created hereby in the Collateral, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule IV hereto, all of which financing statements shall be duly filed on or around the Effective Date and from such date shall be in full force and effect, (B) with respect to the perfection of the security interest created hereby in the United States Intellectual Property, for the recording of the appropriate Assignment for Security, substantially in the form of Exhibit B hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (C) with respect to any action that may be necessary to obtain control of Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, the taking of such actions, and (D) the Collateral Agent’s having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (subclauses (A), (B), (C) and (D), each a “Perfection Requirement” and collectively, the “Perfection Requirements”).

(l)           This Agreement creates a legal, valid and enforceable security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral, as security for the Secured Obligations. The satisfaction of the Perfection Requirements will result in the perfection of such security interests. After satisfaction of the Perfection Requirements, such security interests are, or in the case of Collateral in which any Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject in priority only to the Permitted Liens that, pursuant to the definition of the term “Permitted Liens”, are not prohibited from being prior to the Liens in favor of the Collateral Agent, for the benefit of the Secured Parties, and the recording of such instruments of assignment described above. Such Perfection Requirements and all other action necessary or desirable to perfect and protect such security interest have been duly made or taken, except for (i) the Collateral Agent’s having possession of all Instruments, Documents, Chattel Paper and cash constituting Collateral after the date hereof, (ii) the Collateral Agent’s having control of all Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights constituting Collateral after the date hereof, and (iii) the other filings and recordations and actions described in Section 5(l) hereof.

(m)          As of the date hereof, no Grantor holds any Commercial Tort Claims, except for such claims described in Schedule V.

(n)           With respect to each Grantor and its Subsidiaries that is a partnership or a limited liability company, none of the partnership interests or membership interests of such Person are (i) dealt in or traded on securities exchanges or in securities markets, (ii) securities for purposes of Article 8 of any relevant Uniform Commercial Code, (iii) investment company securities within the meaning of Section 8-103 of any relevant Uniform Commercial Code or (iv) evidenced by a certificate. The partnership interests or membership interests of any Grantor and its Subsidiaries constitute General Intangibles.

6.             Covenants as to the Collateral. So long as any of the Secured Obligations (whether or not due) shall remain unpaid or any Lender shall have any Revolving Credit Commitment under the Credit Agreement, unless the Collateral Agent shall otherwise consent in writing:

(a)           Further Assurances. Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Collateral Agent may reasonably request in order (i) to perfect and protect, or maintain the perfection of, the security interest and Lien purported to be created hereby; (ii) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) if a Default or an Event of Default has occurred and is continuing, marking conspicuously all Chattel Paper, Instruments and Licenses and, at the request of the Collateral Agent, all of its Records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Collateral Agent, indicating that such Chattel Paper, Instrument, License or Collateral is subject to the security interest created hereby, (B) if any Account shall be evidenced by a Promissory Note or other Instrument or Chattel Paper, delivering and pledging to the Collateral Agent such Promissory Note, other Instrument or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, provided that such delivery requirement shall not apply to any Pledged Debt having a face amount of less than $500,000 individually but only to the extent the aggregate face amount of such Pledged Debt does not exceed $1,000,000 collectively, (C) executing and filing (to the extent, if any, that such Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, (D) with respect to Intellectual Property hereafter existing and not covered by an appropriate security interest grant, the executing and recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, appropriate instruments granting a security interest, as may be necessary or desirable or that the Collateral Agent may reasonably request in order to perfect and preserve the security interest purported to be created hereby, (E) delivering to the Collateral Agent irrevocable proxies in respect of the Pledged Interests, (F) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail, (G) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim (other than any Commercial Tort Claims having a value of less than $500,000 individually and $1,000,000 in the aggregate,) immediately notifying the Collateral Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance reasonably satisfactory to the Collateral Agent, and (H) taking all actions required by law in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

(b)         Location of Equipment and Inventory. Each Grantor will keep the Equipment and Inventory (other than Equipment and Inventory sold in the ordinary course of business in accordance with Section 6(g) hereof or located outside of the continental United States) at the locations specified in Schedule III hereto or, upon prompt written notice thereafter to the Collateral Agent accompanied by a new Schedule III hereto indicating each new location containing Records concerning Accounts or Equipment and Inventory with an aggregate fair market value in excess of $1,000,000, at such other locations as the Grantors may elect. If any Grantor moves the location of its primary Records concerning Accounts to a new leased location after the date hereof, upon the reasonable request of Collateral Agent, each Grantor shall use commercially reasonable efforts to (A) obtain written subordinations or waivers, in form and substance satisfactory to the Collateral Agent, of all present and future Liens to which the owner or lessor of such premises may be entitled to assert against the Collateral located at such premises, and (B) obtain written access agreements, in form and substance reasonably satisfactory to the Collateral Agent, providing access to the Collateral located on such premises in order to remove such Collateral from such premises during an Event of Default.

(c)          Equipment. Each Grantor will promptly furnish to the Collateral Agent a statement describing in reasonable detail any loss or damage to any Equipment in excess of $1,000,000.

(d)         Insurance. Each Grantor will, at its own expense, maintain insurance with respect to the Collateral in accordance with the terms of the Credit Agreement. Each Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate insurance policies and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Each Grantor will also, at the reasonable request of the Collateral Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

(e)          Provisions Concerning the Accounts. Each Grantor will, except as otherwise provided in this subsection (e), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, each Grantor may (and, if an Event of Default has occurred and is continuing, at the Collateral Agent’s direction, will) take such action as such Grantor (or, if an Event of Default has occurred and is continuing, the Collateral Agent) may reasonably deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After the occurrence and during the continuance of an Event of Default and after receipt by any Grantor of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce a Grantor’s rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent or its designated agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (x) credited to the Loan Account so long as no Event of Default shall have occurred and be continuing or (y) if any Event of Default shall have occurred and be continuing, applied as specified in Section 9(d) hereof, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon.

(f)          Provisions Concerning the Pledged Interests. Each Grantor will

(i)            at the Grantors’ joint and several expense, promptly deliver to the Collateral Agent a copy of each material notice or other communication received by it in respect of the Pledged Interests;

(ii)           at the Grantors’ joint and several expense, defend the Collateral Agent’s right, title and security interest in and to the Pledged Interests against the claims of any Person; and

(iii)          with respect to any Subsidiary of the Parent, not permit the issuance of (A) any additional shares of any class of Capital Stock of any Pledged Issuer, (B) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of Capital Stock or (C) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of Capital Stock, unless in each case the applicable Grantor makes the deliveries and takes the other actions required by Section 4.

(g)           Transfers and Other Liens.

(i)            Except to the extent expressly permitted by Section 7.02(c) of the Credit Agreement, no Grantor will sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral.

(ii)           Except to the extent expressly permitted by Section 7.02(a) of the Credit Agreement, no Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral.

(h)           Intellectual Property.

(i)            Each Grantor has duly executed and delivered the applicable Grant of a Security Interest in the form attached hereto as Exhibit B.

(ii)           Each Grantor (either itself or through its licensees or its sublicensees) agrees that it will not do any act or omit to do any act whereby any Material Intellectual Property may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary to establish and preserve its rights under applicable patent laws, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

(iii)          Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark that constitutes Material Intellectual Property, take such actions that in its commercially reasonable business judgment are necessary to: (A) maintain such Trademark in full force free from any claim of abandonment or invalidity for non use, (B) maintain the quality of products and services offered under such Trademark, (C) display such Trademark with notice of U.S. or non-U.S. registration to the extent necessary to establish and preserve its rights under applicable law, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect and (D) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(iv)          Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright that constitutes Material Intellectual Property, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary to establish and preserve its rights under applicable copyright laws, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

(v)           Each Grantor shall notify the Collateral Agent promptly if it knows that any Material Intellectual Property may become abandoned, lost or dedicated to the public in violation of the foregoing clauses (ii) and (iii), or of any final determination (including the institution of, or any such determination in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) that could reasonably be expected to result in a Material Adverse Effect regarding such Grantor’s ownership of any Material Intellectual Property, its right to register the same, or its right to keep and maintain the same. Notwithstanding anything to the contrary contained herein, the Grantors may abandon or otherwise dispose of immaterial Intellectual Property if, in such Grantor’s commercially reasonable business judgment, such Intellectual Property is no longer of any useful economic value.

(vi)          If any Grantor (A) files an application or registration for any Intellectual Property with the United States Patent and Trademark Office or United States Copyright Office, either itself or through any agent, employee, licensee or designee or (B) obtains rights to or develops any new Intellectual Property or any reissue, division, continuation, renewal, extension or continuation-in-part of any existing Intellectual Property, whether pursuant to any license or otherwise, the provisions of Section 2 hereof shall automatically apply thereto and such Grantor shall give to the Collateral Agent notice of any applications or registrations on a quarterly basis and, upon request of the Collateral Agent, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Intellectual Property.

(vii)         Each Grantor will take all necessary steps in its commercially reasonable business judgment, in any proceeding before the United States Patent and Trademark Office, United States Copyright Office, to maintain and pursue each application relating to the Material Intellectual Property of such Grantor (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that constitutes Material Intellectual Property.

(viii)        If any Grantor has reason to believe that any Collateral consisting of any Grantor’s Material Intellectual Property has been infringed, misappropriated or diluted by a third party, such Grantor shall, consistent with its commercially reasonable business judgment, sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral and promptly shall notify the Collateral Agent of the initiation of any such suit.

(ix)           Upon and during the continuance of an Event of Default, (i) no Grantor shall abandon or otherwise permit any Intellectual Property to become invalid and (ii) upon the reasonable request of the Collateral Agent, each Grantor shall use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each License that constitutes Collateral owned by such Grantor to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee.

(x)            Each Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest hereunder in such Intellectual Property and the General Intangibles of such Grantor relating thereto or represented thereby, each Grantor hereby appoints the Collateral Agent as its attorney in fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(i)            [Reserved.]

(j)            [Reserved.]

(k)           Control. Each Grantor hereby agrees to take any or all action that may be necessary or desirable or that the Collateral Agent may reasonably request in order for the Collateral Agent to obtain control in accordance with Sections 9-104, 9-105, 9-106, and 9-107 of the Code with respect to the following Collateral: (i) Electronic Chattel Paper, other than Electronic Chattel Paper having a face amount of less than $500,000 individually but only to the extent the aggregate face amount of such Electronic Chattel Paper does not exceed $500,000 collectively, (ii) Investment Property and (iii) Letter-of-Credit Rights, other than any Letter-of-Credit Rights having a face amount of less than $1,000,000 individually but only to the extent the aggregate face amount of such Letter-of-Credit Rights does not exceed $1,000,000 collectively or any Letter-of-Credit Right that constitutes a Supporting Obligation. Each Grantor hereby acknowledges and agrees that any agent or designee of the Collateral Agent shall be deemed to be a “secured party” with respect to the Collateral under the control of such agent or designee for all purposes.

(l)           Records; Inspection and Reporting.

(i)            Each Grantor shall keep adequate records concerning the Accounts, Chattel Paper and Pledged Interests. Without limiting any rights, powers and privileges of the Agents under the Credit Agreement, if any Event of Default shall have occurred and be continuing, each Grantor shall permit the Agents, or any agents or representatives thereof or such professionals or other Persons as the Agents may designate (A) to examine and make copies of and abstracts from such Grantor’s books and records, (B) to visit and inspect its properties, (C) to verify materials, leases, notes, Accounts, Inventory and other assets of such Grantor from time to time, (D) to conduct audits, physical counts, appraisals and/or valuations, environmental site assessments or examinations at the locations of such Grantor and (E) to discuss such Grantor’s affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives, in each case as provided in the Credit Agreement.

(ii)           Except as otherwise expressly permitted by Section 7.02(l) of the Credit Agreement, no Grantor shall, without giving the Collateral Agent at least ten Business Days’ prior written notice, change (A) its name, identity or organizational structure, (B) its jurisdiction of incorporation or organization as set forth in Schedule I hereto or (C) its chief executive office as set forth in Schedule III hereto. In connection with the foregoing, each Grantor shall take all actions necessary or reasonably requested by the Collateral Agent to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral granted or intended to be granted pursuant to this Agreement. Each Grantor shall immediately notify the Collateral Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number.

(m)          Partnership and Limited Liability Company Interest. Except with respect to partnership interests and membership interests evidenced by a certificate, which certificate has been pledged and delivered to the Collateral Agent pursuant to Section 4 hereof, no Grantor that is a partnership or a limited liability company shall, nor shall any Grantor with any Subsidiary that is a partnership or a limited liability company, permit such partnership interests or membership interests to (i) be dealt in or traded on securities exchanges or in securities markets, (ii) become a security for purposes of Article 8 of any relevant Uniform Commercial Code, (iii) become an investment company security within the meaning of Section 8-103 of any relevant Uniform Commercial Code or (iv) be evidenced by a certificate unless such certificate is delivered to the Collateral Agent. Each Grantor agrees that such partnership interests or membership interests shall constitute General Intangibles.

7.             Voting Rights, Dividends, Etc. in Respect of the Pledged Interests.

(a)           So long as no Event of Default shall have occurred and be continuing:

(i)           each Grantor may exercise any and all voting and other consensual rights pertaining to any Pledged Interests for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement or the other Loan Documents; and

(ii)          each of the Grantors may receive and retain any and all dividends, interest or other distributions paid in respect of the Pledged Interests to the extent permitted by the Financing Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and Instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Interests which at the time of such distribution was not permitted by the Financing Agreement (B) dividends and other distributions paid or payable in cash in respect of any Pledged Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus which at the time of such distribution was not permitted by the Financing Agreement, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Interests, together with any dividend, interest or other distribution or payment which at the time of such payment was not permitted by the Financing Agreement, shall be, and shall forthwith be delivered to the Collateral Agent, to hold as, Pledged Interests and shall, if received by any of the Grantors, be received in trust for the benefit of the Collateral Agent, shall be segregated from the other property or funds of the Grantors, and shall be forthwith delivered to the Collateral Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Interests and as further collateral security for the Secured Obligations; and

(iii)          the Collateral Agent will execute and deliver (or cause to be executed and delivered) to a Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the dividends, interest and/or other distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.

(b)                                 Upon the occurrence and during the continuance of an Event of Default:

(i)            upon notice from the Collateral Agent to such Grantor, all rights of each Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends, distributions, interest and other payments that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Interests such dividends, distributions and interest payments;

(ii)           the Collateral Agent is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Collateral Agent (or its designee) and may collect any and all moneys due or to become due to any Grantor in respect of the Pledged Debt, and each of the Grantors hereby authorizes each such debtor to make such payment directly to the Collateral Agent (or its designee) without any duty of inquiry;

(iii)          without limiting the generality of the foregoing, the Collateral Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Pledged Issuer, or upon the exercise by any Pledged Issuer of any right, privilege or option pertaining to any Pledged Interests, and, in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may reasonably determine; and

(iv)          all dividends, distributions, interest and other payments that are received by any of the Grantors contrary to the provisions of Section 7(b)(i) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Grantors, and shall be forthwith paid over to the Collateral Agent as Pledged Interests in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Interests and as further collateral security for the Secured Obligations.

8.                                       Additional Provisions Concerning the Collateral.

(a)           To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, each Grantor hereby (i) authorizes the Collateral Agent to execute any such agreements, instruments or other documents in such Grantor’s name and to file such agreements, instruments or other documents in such Grantor’s name and in any appropriate filing office, (ii) authorizes the Collateral Agent at any time and from time to time to file, one or more financing or continuation statements and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as “all assets” or “all personal property” (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as the Collateral Agent may determine, regardless of whether any particular asset of such Grantor falls within the scope of Article 9 of the Uniform Commercial Code or whether any particular asset of such Grantor constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor) and (iii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing statements, continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)           Each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s reasonable discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of a Grantor under Section 6 hereof and Section 7(a) hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to the Credit Agreement, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper in connection with clause (i) or (ii) above, (iv) to receive, indorse and collect all Instruments made payable to such Grantor representing any dividend, interest payment or other distribution in respect of any Pledged Interests and to give full discharge for the same, (v) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent and the Lenders with respect to any Collateral, (vi) upon the occurrence and during the continuance of an Event of Default, to execute assignments, licenses and other documents to enforce the rights of the Collateral Agent and the Lenders with respect to any Collateral, (vii) upon the occurrence and during the continuance of an Event of Default, to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, and such payments made by the Collateral Agent to become Obligations of such Grantor to the Collateral Agent, due and payable immediately without demand, and (viii) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts, Chattel Paper and other documents relating to the Collateral. This power is coupled with an interest and is irrevocable until the date on which all of the Secured Obligations have been indefeasibly paid in full in cash after the termination of each Lender’s Revolving Credit Commitment and each of the Loan Documents.

(c)           For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, effective upon the occurrence and during the continuance of an Event of Default each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, assign, license or sublicense any Intellectual Property now or hereafter owned by any Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof;

provided that the Collateral Agent shall exercise reasonable standards of quality control over any goods bearing Grantor’s Trademarks. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Credit Agreement that limit the right of a Grantor to dispose of its property and Section 6(i) hereof, so long as no Event of Default shall have occurred and be continuing, each Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, upon the request of a Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor’s judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property). Further, upon the date on which all of the Secured Obligations have been indefeasibly paid in full in cash after the termination of each Lender’s Revolving Credit Commitment and each of the Loan Documents, the Collateral Agent (subject to Section 13(e) hereof) shall release and reassign to the Grantors all of the Collateral Agent’s right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever and at the Grantors’ sole expense. The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by any Grantor in accordance with the second sentence of this clause (c). Each Grantor hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

(d)           Upon the occurrence and during the continuance of any Event of Default, if any Grantor fails to perform any agreement or obligation contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be jointly and severally payable by the Grantors pursuant to Section 10 hereof and shall be secured by the Collateral.

(e)           The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Other than the exercise of reasonable care to assure the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral and shall be relieved of all responsibility for any Collateral in its possession upon surrendering it or tendering surrender of it to any of the Grantors (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct). The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters. The Collateral Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.

(f)            Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise in respect of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or otherwise in respect of the Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(g)           The Collateral Agent may at any time in its discretion (i) without notice to any Grantor, transfer or register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Interests, subject only to the revocable rights of such Grantor under Section 7(a) hereof, and (ii) exchange certificates or Instruments constituting Pledged Interests for certificates or Instruments of smaller or larger denominations.

9.             Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

(a)           The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent’s name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the benefit of the Collateral Agent and the Lenders, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent’s rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices, at any exchange or broker’s board or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or otherwise dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least five (5) Business Days’ prior notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Grantor hereby waives any claims against the Collateral Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that such Grantor may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of the Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, (iii) the Collateral Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness), if permitted by law, for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of the Collateral Agent (on behalf of itself and the Lenders) and (iv) such actions set forth in clauses (i), (ii) and (iii) above shall not adversely affect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing, (i) upon written notice to any Grantor from the Collateral Agent, each Grantor shall cease any use of the Intellectual Property for any purpose described in such notice; (ii) the Collateral Agent may, at any time and from time to time, upon five (5) Business Days’ prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (iii) the Collateral Agent may, at any time, pursuant to the authority granted in Section 8 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of a Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b)           In the event that the Collateral Agent determines to exercise its right to sell all or any part of the Pledged Interests pursuant to Section 9(a) hereof, each Grantor will,

at such Grantor’s expense and upon request by the Collateral Agent: (i) execute and deliver, and cause each issuer of such Pledged Interests and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Pledged Interests under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto, (ii) cause each issuer of such Pledged Interests to qualify such Pledged Interests under the state securities or “Blue Sky” laws of each jurisdiction, and to obtain all necessary governmental approvals for the sale of the Pledged Interests, as requested by the Collateral Agent, (iii) cause each Pledged Issuer to make available to its securityholders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act, and (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of such Pledged Interests valid and binding and in compliance with applicable law.

(c)           Notwithstanding the provisions of Section 9(b) hereof, each Grantor recognizes that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Interests and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. Each Grantor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a “public disposition” for the purposes of Section 9-610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and that the Collateral Agent may, in such event, bid for the purchase of such securities.

(d)           Any cash held by the Collateral Agent (or its agent or designee) as Collateral and all Cash Proceeds received by the Collateral Agent (or its agent or designee) in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent (or its agent or designee) as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 10 hereof) in whole or in part by the Collateral Agent against, all or any part of the Secured Obligations in such order as the Collateral Agent shall elect, consistent with the provisions of the Credit Agreement. Any surplus of such cash or Cash Proceeds held by the Collateral Agent (or its agent or designee) and remaining after the date on which all of the Secured Obligations have been indefeasibly paid in full in cash after the termination of each Lender’s Revolving Credit Commitment and each of the Loan Documents, shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(e)             In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Lenders are legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

(f)              Each Grantor hereby acknowledges that if the Collateral Agent complies with any applicable requirements of law in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(g)             The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

10.           Indemnity and Expenses.

(a)           Each Grantor jointly and severally agrees to defend, protect, indemnify and hold harmless each Agent and each other Indemnitee from and against any and all claims, losses, damages, liabilities, obligations, penalties, fees, reasonable out-of-pocket costs and expenses (including, without limitation, reasonable out-of-pocket attorneys’ fees, costs, expenses and disbursements, which will be limited to one primary counsel and, if necessary, one local counsel per jurisdiction for the indemnified parties, unless a conflict of interest exists) incurred by such Agent or such Indemnitee to the extent that they arise out of or otherwise result from or relate to or are in connection with this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from such Agent’s or such Indemnitee’s gross negligence, willful misconduct or bad faith, or material breach of the Loan Documents by such Agent or Indemnitee, in each case as determined by a final judgment of a court of competent jurisdiction.

(b)           Each Grantor jointly and severally agrees to pay to the Agents upon demand the amount of any and all reasonable costs and expenses, including the reasonable fees, costs, expenses and disbursements of one primary counsel and if necessary one local counsel per jurisdiction for the Agents and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Agents), which the Agents may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Agents hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

11.           Notices, Etc. All notices and other communications provided for hereunder shall be given in accordance with the notice provision of the Credit Agreement.

12.           Security Interest Absolute; Joint and Several Obligations.

(a)           All rights of the Secured Parties and the L/C Issuer, all Liens and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Credit Agreement or any other Loan Document, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Grantors in respect of the Secured Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

(b)             Each Grantor hereby waives, to the extent permitted by law, (i) promptness and diligence, (ii) notice of acceptance and notice of the incurrence of any Obligation by the Borrower, (iii) notice of any actions taken by any Agent, any Lender, any Guarantor or any other Person under any Loan Document or any other agreement, document or instrument relating thereto, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, the omission of or delay in which, but for the provisions of this subsection (b), might constitute grounds for relieving such Grantor of any such Grantor’s obligations hereunder and (v) any requirement that any Agent or any Lender protect, secure, perfect or insure any security interest or other lien on any property subject thereto or exhaust any right or take any action against any Grantor or any other Person or any collateral.

(c)           All of the obligations of the Grantors hereunder are joint and several. The Collateral Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Grantors and shall not be required to proceed against all Grantors jointly or seek payment from the Grantors ratably. In addition, the Collateral Agent may, in its sole and absolute discretion, select the Collateral of any one or more of the Grantors for sale or application to the Secured Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Grantors. The release or discharge of any Grantor by the Collateral Agent shall not release or discharge any other Grantor from the obligations of such Person hereunder.

13.           Miscellaneous.

(a)           No amendment of any provision of this Agreement (including any Schedule attached hereto) shall be effective unless it is in writing and signed by each Grantor affected thereby and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)           No failure on the part of the Secured Parties or the L/C Issuer to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Parties and the L/C Issuer provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Secured Parties and the L/C Issuer under any Loan Document against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Loan Document against such party or against any other Person, including but not limited to, any Grantor.

(c)           This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to paragraph (e) below, until the date on which all of the Secured Obligations have been indefeasibly paid in full (other than Contingent Indemnification Obligations) in cash after the termination of each Lender’s Revolving Credit Commitment and each of the Loan Documents and (ii) be binding on each Grantor all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code, and shall inure, together with all rights and remedies of the Secured Parties and the L/C Issuer hereunder, to the benefit of the Secured Parties and the L/C Issuer and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Secured Parties and the L/C Issuer may assign or otherwise transfer their respective rights and obligations under this

Agreement and any other Loan Document to any other Person pursuant to the terms of the Credit Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Secured Parties and the L/C Issuer herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to any Secured Party or the L/C Issuer shall mean the assignee of any such Secured Party or such L/C Issuer. Except to the extent expressly permitted by the Credit Agreement, none of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer shall be null and void.

(d)           Upon the date on which all of the Secured Obligations have been indefeasibly paid in full in cash (other than Contingent Indemnification Obligations) after the termination of each Lender’s Revolving Credit Commitment and each of the Loan Documents, (i) subject to paragraph (e) below, this Agreement and the security interests and licenses created hereby shall terminate and all rights to the Collateral shall revert to the Grantors and (ii) the Collateral Agent will, upon the Grantors’ request and at the Grantors’ expense, without any representation, warranty or recourse whatsoever, (A) return to the Grantors (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct) such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination. In addition, upon the incurrence or assumption of Indebtedness by a Grantor in a transaction permitted by clause (e) of the definition of Permitted Liens and Section 7.02(b), upon the Grantors’ request and at the Grantors’ expense, without any representation, warranty or recourse whatsoever, the Collateral Agent agrees to execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence the release of the Collateral Agent’s security interest in the items of property that are the subject of such transaction.

(e)           This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(f)            Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit C hereto (each a

“Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental Schedules I-VIII attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I-VIII, respectively, hereto, and the Collateral Agent may attach such Schedules as supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

(g)           THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(h)           In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Sections 12.10 and 12.11 of the Credit Agreement, mutatis mutandi.

(i)            Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding with respect to this Agreement any special, exemplary, punitive or consequential damages.

(j)            Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(k)           Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(l)            This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTORS:

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Donald Kiepert
Name: Donald Kiepert
Title: President and Chief Executive Officer

LANTHEUS MI INTERMEDIATE, INC.

By:	/s/ Donald Kiepert
Name: Donald Kiepert
Title: President and Chief Executive Officer

LANTHEUS MI REAL ESTATE, LLC

By:	Lantheus Medical Imaging, Inc., its sole member

	By:	/s/ Donald Kiepert
Name: Donald Kiepert
Title: President and Chief Executive Officer

Signature Page to Pledge and Security Agreement

SCHEDULE I

LEGAL NAMES; ORGANIZATIONAL IDENTIFICATION NUMBERS; STATES OR JURISDICTIONS OF ORGANIZATION; TYPE OF ORGANIZATION; FEDERAL EMPLOYER IDENTIFICATION NUMBER

	Organizational	State/Jurisdiction	Type of
Company Name	ID Number	of Organization	Organization	FEIN
Lantheus Medical Imaging, Inc.	3098309	Delaware	Corporation	51-0396366
Lantheus MI Intermediate, Inc.	4465403	Delaware	Corporation	32-0225450
Lantheus MI Real Estate, LLC	4469098	Delaware	Limited Liability Company	61-1549164

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SCHEDULE II

INTELLECTUAL PROPERTY

A.            COPYRIGHTS

None

B.            PATENTS

See attached

C.            TRADEMARKS

See attached

D.            LEGAL NAMES USED BY ANY GRANTOR DURING THE PAST FIVE YEARS

Current Name	Former Name
Lantheus Medical Imaging, Inc..	Bristol-Myers Squibb Imaging, Inc..
Lantheus MI Intermediate, Inc.	ACP Lantern Intermediate Holdings, Inc.
Lantheus MI Real Estate, LLC	ACP Lantern Real Estate, LLC

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Patents and Patent Applications

Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Status
USA	ESTER-SUBSTITUTED DIAMINEDITHIOLS AND RADIOLABELED COMPLEXES THEREOF	08/139894	20-Oct-93	5431900	11-Jul-95	Granted
Argentina	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	P990100124	15-Jan-99			Pending
Australia	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	21155/99	14-Jan-99	746067	25-Jul-02	Granted
Australia	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	2006200015	14-Jan-99	2006200015	8-May-08	Granted
Brazil	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	PI9907066-9	14-Jan-99			Pending
Canada	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	2317921	14-Jan-99			Pending
Chile	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	54-1999	14-Jan-99			Pending
China	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	99802102.4	14-Jan-99	ZL 99802102.4	9-Mar-05	Granted
Europe	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	04075388.1	14-Jan-99			Granted
Hong Kong	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	04107194.5	14-Jan-99			Pending
Hungary	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	P0100206	14-Jan-99			Pending
Israel	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	137018	14-Jan-99			Pending
Japan	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	2000-539875	14-Jan-99			Pending
Korea	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	10-2000-7007716	14-Jan-99	10-0711663	19-Apr-07	Granted
Mexico	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	006299	14-Jan-99	265347	23-Mar-09	Granted
Norway	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	20003471	14-Jan-99	321866	16-Jul-06	Granted
New Zealand	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	505082	14-Jan-99	505082	3-Mar-03	Granted
Philippines	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	11999000083	14-Jan-99			Published
Russia	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	200000765	14-Jan-99	/002978	26-Dec-02	Granted
Poland	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	P342473	14-Jan-99	193672	5-Feb-08	Granted
Singapore	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND	200003772-1	14-Jan-99	74468 [WO 99/36104]	31-Jul-02	Granted
Slovakia	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	PV1031-2000S	14-Jan-99	285333	6-Sep-06	Granted
Taiwan	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	088100521	22-Feb-99	I242448	1-Nov-05	Granted
USA	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	10/667931	22-Sep-03			Pending
South Africa	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	99/0247	14-Jan-99	99/0247	27-Sep-00	Granted
Australia	APPARATUS AND METHODS FOR ON-LINE MONITORING OF FLUORINATED MATERIAL IN HEADSPACE OF VIAL	2002243807	1-Feb-02	2002243807	7-Jun-07	Granted
Canada	APPARATUS AND METHODS FOR ON-LINE MONITORING OF FLUORINATED MATERIAL IN HEADSPACE OF VIAL	2437217	1-Feb-02			Pending

Confidential						5/7/2010

1

Europe	APPARATUS AND METHODS FOR ON-LINE MONITORING OF FLUORINATED MATERIAL IN HEADSPACE OF VIAL	02709316.0	1-Feb-02			Published
Norway	APPARATUS AND METHODS FOR ON-LINE MONITORING OF FLUORINATED MATERIAL IN HEADSPACE OF VIAL	20033435	1-Feb-02			Pending
USA	APPARATUS AND METHODS FOR ON-LINE MONITORING OF FLUORINATED MATERIAL IN HEADSPACE OF VIAL	10/062206	1-Feb-02	6943692	13-Sep-05	Granted
Canada	LIPOSOMES AS CONTRAST AGENTS FOR ULTRASONIC IMAGING	2069759	19-Dec-90	2069759	16-Jan-07	Granted
Japan	LIPOSOMES AS CONTRAST AGENTS FOR ULTRASONIC IMAGING	503276/91	19-Dec-90	3309356	24-May-02	Granted
USA	LIPOSOMES AS CONTRAST AGENTS FOR ULTRASONIC IMAGING AND METHODS FOR PREPARING THE SAME	07/818069	8-Jan-92	5230882	27-Jul-93	Granted
USA	IONOPHORE CONTAINING LIPOSOMERS FOR ULTRASOUND IMAGING	07/967974	27-Oct-92	5352435	4-Oct-94	Granted
USA	LIPOSOMES AS CONTRAST AGENTS FOR ULTRASONIC IMAGING	08/395683	28-Feb-95	5456901	10-Oct-95	Granted
USA	NOVEL THERAPEUTIC DELIVERY SYSTEMS RELATED APPLICATIONS	08/160232	30-Nov-93	5542935	6-Aug-96	Granted
Austria	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	ATE203148 T2	18-Jul-01	Granted
Australia	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	20020/92	31-Mar-92	667471	13-Aug-96	Granted
Belgium	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Canada	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	2110491	31-Mar-92	2110491	24-Jul-07	Granted
Switzerland	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Germany	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	69231950.6-08	18-Jul-01	Granted
Denmark	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Europe	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Spain	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
France	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
United Kingdom	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Greece	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Italy	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	35846 BE/2004	18-Jul-01	Granted
Japan	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	500847/93	31-Mar-92	3456584	1-Aug-03	Granted
Liechtenstein	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Luxembourg	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Netherlands	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Sweden	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
USA	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	07/717084	18-Jun-91	5228446	20-Jul-93	Granted
USA	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	08/017683	12-Feb-93	5305757	26-Apr-94	Granted
USA	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	08/088268	7-Jul-93	5348016	20-Sep-94	Granted
USA	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	08/199462	22-Feb-94	5769080	23-Jun-98	Granted
Austria	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	ATE233574 T1	5-Mar-03	Granted
Australia	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	70431/94	20-May-94	683900	6-Aug-98	Granted
Australia	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	56271/98	24-Feb-98	713127	9-Mar-00	Granted
Belgium	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
Brazil	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	PI1100994-2	14-May-97	PI1100994-2	7-Dec-99	Granted
Canada	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	2164845	20-May-94	2164845	29-Apr-08	Granted
Switzerland	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted
China	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94192402.5	20-May-94	ZL94192402.5	19-Oct-03	Granted
Germany	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	69432219.9-08	5-Mar-03	Granted
Denmark	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
Europe	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted

2

Spain	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
France	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted
United Kingdom	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted
Greece	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
Hong Kong	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	99105053.5	20-Feb-04	HK1028943	14-May-04	Granted
Ireland	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
Italy	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	24556 BE/2003	5-Mar-03	Granted - SPC
Japan	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	501839/95	20-May-94	4274387	13-Mar-09	Granted
Japan	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	2007-190697	23-Jul-07			Pending
Liechtenstein	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted
Luxembourg	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
Netherlands	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
Portugal	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
Sweden	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
USA	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	08/159687	30-Nov-93	5585112	17-Dec-96	Granted
USA	METHODS OF PREPARING GASEOUS PRECURSOR-FILLED MICROSPHERES	08/487230	6-Jun-95	5853752	29-Dec-98	Granted
Argentina	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	P960101458	21-Feb-96	AR003110B1	28-Dec-05	Granted
Australia	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	31465/95	26-Jul-95	708341	18-Nov-99	Granted
Canada	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	2200061	26-Jul-95	2200061	10-Apr-07	Granted
Switzerland	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	0788348	14-Jul-04	Granted
Chile	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	217-1996	15-Feb-96			Pending
China	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95195094.0	26-Jul-95	ZL95195094.0	8-Jan-03	Granted
Germany	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	69533261.9-08	14-Jul-04	Granted
Europe	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	0788348	14-Jul-04	Granted
Europe	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	04076135.5	26-Jul-95			Granted
Spain	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	0788348	14-Jul-04	Granted
France	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	0788348	14-Jul-04	Granted
United Kingdom	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	0788348	14-Jul-04	Granted
Greece	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	0788348	14-Jul-04	Granted

3

Ireland	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	0788348	14-Jul-04	Granted
Italy	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	31278 BE/2004	14-Jul-04	Granted
Japan	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	510174/96	26-Jul-95	4004063	31-Aug-07	Granted
Mexico	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	PA/a/1997/001969	26-Jul-95	210448	25-Sep-02	Granted
Mexico	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	PA/a/2002/006115	19-Jun-02			Granted
USA	NOVEL COMPOSITIONS OF LIPIDS AND STABILIZING MATERIALS	08/417238	5-Apr-95	5705187	6-Jan-98	Granted
Australia	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	75947/96	6-Jun-96	703846	15-Jul-99	Granted
Canada	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	2218860	6-Jun-96	2218860	5-Dec-06	Granted
China	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	96194425.0	6-Jun-96	ZL96194425.0	5-Oct-05	Granted
Germany	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	96938613.5	6-Jun-96	0840570	13-Aug-03	Granted
Europe	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	96938613.5	6-Jun-96	0840570	13-Aug-03	Granted
Spain	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	96938613.5	6-Jun-96	0840570	13-Aug-03	Granted
France	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	96938613.5	6-Jun-96	0840570	13-Aug-03	Granted
United Kingdom	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	96938613.5	6-Jun-96	0840570	13-Aug-03	Granted
Hong Kong	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	98111007.1	28-Sep-98	1010127	4-May-06	Granted
Ireland	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	96938613.5	6-Jun-96	0840570	13-Aug-03	Granted
Japan	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	503846/97	6-Jun-96	3645909	10-Feb-05	Granted
USA	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	08/482294	7-Jun-95	5656211	12-Aug-97	Granted
Austria	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	ATE227960	20-Nov-02	Granted
Belgium	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Switzerland	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Germany	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Denmark	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Europe	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Spain	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
France	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
United Kingdom	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Greece	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Ireland	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Italy	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	20774 BE/2003	20-Nov-02	Granted
Liechtenstein	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Luxembourg	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Netherlands	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Portugal	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Sweden	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
USA	METHODS OF PREPARING GAS-FILLED LIPOSOMES	08/076239	11-Jun-93	5469854	28-Nov-95	Granted
USA	METHODS OF PREPARING GAS-FILLED LIPOSOMES	08/471250	6-Jun-95	5715824	10-Feb-98	Granted
Austria	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Australia	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	17442/92	18-Mar-92	660676	14-Nov-95	Granted
Australia	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	33103/95	18-Mar-92	698209	2-May-02	Granted
Australia	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	14280/99	18-Mar-92	740155	14-Feb-02	Granted
Belgium	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Brazil	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	PI1100619-6	13-May-97	PI1100619-6	1-Aug-00	Granted
Canada	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	2107466	18-Mar-92	2107466	3-Jul-01	Granted

4

Switzerland	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Germany	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	69229342.6	18-Mar-92	0580726	2-Jun-99	Granted
Denmark	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Europe	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Spain	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
France	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
United Kingdom	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Greece	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Italy	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Japan	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	509585/92	18-Mar-92	3518548	6-Feb-04	Granted
Japan	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	2002-339373	18-Mar-92	3888684	8-Dec-06	Granted
Netherlands	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	07/680984	5-Apr-91	5205290	27-Apr-93	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	07/980594	19-Jan-93	5281408	25-Jan-94	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	08/116982 have C of C	7-Sep-93	5456900	10-Oct-95	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	08/449090	24-May-95	5547656	20-Aug-96	Granted
USA	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY, AND IN OTHER APPLICATIONS	90/004720	8-Aug-97	5547656	3-Oct-00	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	08/456738	1-Jun-95	5527521	18-Jun-96	Granted (PTE)
USA	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY AND IN OTHER APPLICATIONS	08/878233	18-Jun-97	6528039	4-Mar-03	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	10/280844	25-Oct-02	6773696	10-Aug-04	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	10/864965	10-Jun-04	6998107	14-Feb-06	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	11/252659	18-Oct-05	7344705	18-Mar-08	Granted
USA	COMPOSITION COMPRISING LOW DENSITY MICROSPHERES	12/014154	15-Jan-08			Published
USA	LOW DENSITY MICROSPHERES AND SUSPENSIONS AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY AND IN OTHER APPLICATIONS	90/004719	8-Aug-97	5527521	9-Nov-99	Granted
Australia	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	3313197	16-Jun-97	733492	30-Aug-01	Granted
Australia	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	6188501	16-Jun-97	774666	14-Oct-04	Granted
Canada	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	2256592	16-Jun-97			Pending
Germany	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	97928998.0	16-Jun-97	0930844	3-Sep-08	Granted
Europe	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	97928998.0	16-Jun-97	0930844	3-Sep-08	Granted

5

France	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	97928998.0	16-Jun-97	0930844	3-Sep-08	Granted
United Kingdom	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	97928998.0	16-Jun-97	0930844	3-Sep-08	Granted
Hong Kong	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	99104828.2	16-Jun-97			Granted
Netherlands	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	97928998.0	16-Jun-97	0930844	3-Sep-08	Granted
USA	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	08/666129	19-Jun-96	6033645	7-Mar-00	Granted
USA	IMPROVED METHODS FOR ULTRASOUND IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND MULTIPLE IMAGES AND PROCESSING OF SAME	08/982829	2-Dec-97	6231834	15-May-01	Granted
Australia	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	40898/97	26-Aug-97	732813	16-Aug-01	Granted
Canada	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	2263924	26-Aug-97	2263924	18-Nov-08	Granted
Germany	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	97938609.1	26-Aug-97	1017425	17-Oct-07	Granted
Europe	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	97938609.1	26-Aug-97	1017425	17-Oct-07	Granted
France	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	97938609.1	26-Aug-97	1017425	17-Oct-07	Granted
United Kingdom	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	97938609.1	26-Aug-97	1017425	17-Oct-07	Granted
Italy	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	97938609.1	26-Aug-97	19026 BE/2008	17-Oct-07	Granted
USA	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	09/573265	18-May-00	6884407	26-Apr-05	Granted
Austria	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Austria	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Australia	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	42356/97	26-Aug-97	736056	8-Nov-01	Granted
Belgium	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Belgium	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Canada	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	2263568	26-Aug-97	2263568	2-Dec-08	Granted
Switzerland	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Switzerland	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Germany	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	69718519.2-08	15-Jan-03	Granted
Germany	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	69738223.0-08	11-Jul-07	Granted
Denmark	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Denmark	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Europe	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Europe	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted

6

Spain	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Spain	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Finland	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Finland	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
France	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
France	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
United Kingdom	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
United Kingdom	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Hong Kong	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	00104933.2	26-Aug-97	HK1026139	23-May-03	Granted
Hong Kong	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03106479.4	26-Aug-97	HK1062802	14-Mar-08	Granted
Ireland	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Italy	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	23096 BE/2003	15-Jan-03	Granted
Italy	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	31735 BE/2007	11-Jul-07	Granted
Japan	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	513669/98	26-Aug-97	4139440	13-Jun-08	Granted
Liechtenstein	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Liechtenstein	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Luxembourg	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Luxembourg	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Netherlands	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Netherlands	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Sweden	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Sweden	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
USA	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	08/790550	30-Jan-97	5846517	8-Dec-98	Granted
USA	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	09/143304	28-Aug-98	6071494	6-Jun-00	Granted
USA	NOVEL CATIONIC LIPIDS AND THE USE THEREOF	08/391938	21-Feb-95	5830430	3-Nov-98	Granted
USA	NOVEL CATIONIC LIPIDS AND THE USE THEREOF	09/073181	5-May-98	6056938	2-May-00	Granted
USA	PREPARATION OF PARAMAGNETIC NANOPARTICLES CONJUGATED TO LEUKOTRIENE B4 (LTB 4) RECEPTOR ANTAGONISTS AND THEIR USE AS MRI CONTRAST AGENTS FOR THE DETECTION OF INFECTION AND INFLAMMATION	11/959569	19-Dec-07			Pending
Canada	VITRONECTIN RECEPTOR ANTAGONIST COMPOUNDS AND THEIR USE IN THE PREPARATION OF PHARMACEUTICALS	2525396	12-May-04			Pending
USA		12/713890	26-Feb-10			Pending
USA	NOVEL INTEGRIN RECEPTOR ANTAGONISTS	08/980016	26-Nov-97	6130231	10-Oct-00	Granted

7

USA	INTEGRIN RECEPTOR ANTAGONISTS	09/510379	22-Feb-00	6358976	19-Mar-02	Granted
Canada	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	2324555	29-Mar-99			Pending
Germany	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	69925262.8-08	11-May-05	Granted
Europe	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	1068224	11-May-05	Granted
Spain	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	1068224	11-May-05	Granted
France	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	1068224	11-May-05	Granted
United Kingdom	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	1068224	11-May-05	Granted
Ireland	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	1068224	11-May-05	Granted
Italy	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	28490 BE/2005	11-May-05	Granted
Japan	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	2000-548013	29-Mar-99			Pending
Luxembourg	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	1068224	11-May-05	Granted
USA	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	09/599295	21-Jun-00	6537520	25-Mar-03	Granted
USA	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	10/342081	14-Jan-03	6800273	5-Oct-04	Granted
USA	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	10/622246	18-Jul-03	7052673	30-May-06	Granted
Canada	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	2412854	21-Jun-01			Pending
Germany	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	01952180.6	21-Jun-01	1307226	19-Nov-08	Granted
Europe	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	01952180.6	21-Jun-01	1307226	19-Nov-08	Granted
France	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	01952180.6	21-Jun-01	1307226	19-Nov-08	Granted
United Kingdom	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	01952180.6	21-Jun-01	1307226	19-Nov-08	Granted
Canada	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	2349501	17-Dec-99			Pending
USA	QUINOLONE VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	09/281209	30-Mar-99	6524553	25-Feb-03	Granted
USA	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	09/465300	17-Dec-99	6511648	28-Jan-03	Granted
USA	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	09/948807	7-Sep-01	6683163	27-Jan-04	Granted
USA	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	09/948390	7-Sep-01	6689337	10-Feb-04	Granted
USA	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	09/947783	7-Sep-01	6743412	1-Jun-04	Granted
USA	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	09/599364	21-Jun-00	6511649	28-Jan-03	Granted
USA	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	10/281015	26-Oct-02	7018611	28-Mar-06	Granted
Australia	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	2005214898	11-Feb-05			Pending
Brazil	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	PI0507684-6	11-Feb-05			Pending
Canada	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	2556213	11-Feb-05			Pending
China	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	200580006479.9	11-Feb-05			Published
Europe	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	05723066.6	11-Feb-05			Published
Israel	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	177275	11-Feb-05			Pending
India	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	4441/DELNP/2006	11-Feb-05			Published
Japan	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	2006-553329	11-Feb-05			Pending
Korea	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	10-2006-7016221	11-Feb-05			Pending
Mexico	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	PA/a/ 2006/008993	11-Feb-05			Pending
Norway	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	20064011	11-Feb-05			Pending
Russian Fed.	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	2006132814	11-Feb-05			Pending
Singapore	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	200900799-8	11-Feb-05			Pending
Taiwan	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	94112302	18-Apr-05			Pending
USA	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	11/055498	10-Feb-05	7344702	18-Mar-08	Granted
USA	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	12/014161	15-Jan-08			Published
South Africa	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	2006/06429	11-Feb-05	2006/06429	27-Feb-08	Granted
Australia	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	2005238080	27-Apr-05			Pending
Canada	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	2564737	27-Apr-05			Pending
China	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	200580021474.3	27-Apr-05			Published
Colombia	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	06109678	27-Apr-05			Pending
Europe	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	05756378.5	27-Apr-05			Published
Israel	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	178911	27-Apr-05			Pending
Korea	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	10-2006-7022493	27-Apr-05			Pending
Singapore	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	200606895-1	27-Apr-05			Granted
Singapore	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING					Pending
USA	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	11/113486	25-Apr-05	7485283	3-Feb-09	Granted
USA	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	12/339694	19-Dec-08			Pending
PCT		TBD	15-Apr-10			Pending
PCT	CONTRAST AGENTS FOR APPLICATIONS INCLUDING PERFUSION IMAGING	PCT/US 2009/001247	27-Feb-09			Pending

8

PCT	CONTRAST AGENTS FOR APPLICATIONS INCLUDING PERFUSION IMAGING	PCT/US 2009/001296	27-Feb-09			Pending
USA	MATRIX METALLOPROTEINASE INHIBITORS AS TARGETING COMPONENTS IN DIAGNOSTIC AGENTS	09/783249	14-Feb-01	6656448	2-Dec-03	Granted
USA	MATRIX METALLOPROTEINASE INHIBITORS AS TARGETING COMPONENTS IN DIAGNOSTIC AGENTS	10/645272	21-Aug-03	7060248	13-Jun-06	Granted
Taiwan	N-ALKOXYAMIDE CONJUGATES AS IMAGING AGENTS	98100454	8-Jan-09			Pending
USA	N-ALKOXYAMIDE CONJUGATES AS IMAGING AGENTS	12/350628	8-Jan-09			Pending
PCT	N-ALKOXYAMIDE CONJUGATES AS IMAGING AGENTS	PCT/US 2009/000096	8-Jan-09			Pending
Taiwan	LIGANDS FOR IMAGING CONGESTIVE HEART FAILURE	096149600	21-Dec-07			Pending
Australia	LIGANDS FOR IMAGING CARDIAC INNERVATION	2007339954	21-Dec-07			Pending
Brazil	LIGANDS FOR IMAGING CARDIAC INNERVATION	PCT/US 2007/088500	21-Dec-07			Pending
Canada	LIGANDS FOR IMAGING CARDIAC INNERVATION	PCT/US 2007/088500	21-Dec-07			Pending
China	LIGANDS FOR IMAGING CARDIAC INNERVATION	PCT/US 2007/088500	21-Dec-07			Pending
Colombia	LIGANDS FOR IMAGING CARDIAC INNERVATION	09-076173	21-Dec-07			Pending
Europe	LIGANDS FOR IMAGING CARDIAC INNERVATION	7869717.4	21-Dec-07			Pending
Israel	LIGANDS FOR IMAGING CARDIAC INNERVATION	199563	21-Dec-07			Pending
India	LIGANDS FOR IMAGING CARDIAC INNERVATION	PCT/US 2007/088500	21-Dec-07			Pending
Japan	LIGANDS FOR IMAGING CARDIAC INNERVATION	PCT/US2007/088500	21-Dec-07			Pending
Korea	LIGANDS FOR IMAGING CARDIAC INNERVATION	10-2009-7015613	21-Dec-07			Pending
Mexico	LIGANDS FOR IMAGING CARDIAC INNERVATION	MX/a/2009/007018	21-Dec-07			Pending
Russia	LIGANDS FOR IMAGING CARDIAC INNERVATION	2009128591	21-Dec-07			Pending
Singapore	LIGANDS FOR IMAGING CARDIAC INNERVATION	200904382-9	21-Dec-07			Pending
South Africa	LIGANDS FOR IMAGING CARDIAC INNERVATION	PCT/US2007/088500	21-Dec-07			Pending
USA	LIGANDS FOR IMAGING CARDIAC INNERVATION	12/448,575	21-Dec-07			Pending
USA	METHOD AND APPARATUS FOR SEPARATING IONS OF METALLIC ELEMENTS IN AQUEOUS SOLUTION	10/762990	22-Jan-04	7138643	21-Nov-06	Granted
USA	APPARATUS AND METHOD FOR THE PREPARATION OF A RADIOPHARMACEUTICAL FORMULATION	08/167685	15-Dec-93	5397902	14-Mar-95	Granted
Austria	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Belgium	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Switzerland	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Germany	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	69126893.2-08	16-Jul-97	Granted
Denmark	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Europe	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Spain	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
France	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
United Kingdom	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Greece	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Italy	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Liechtenstein	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Luxembourg	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Netherlands	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted

9

Sweden	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
USA	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	07/596273	12-Oct-90	5109160	28-Apr-92	Granted
Japan	METHOD AND APPARATUS FOR SEPARATING IONS OF METALLIC ELEMENTS IN AQUEOUS SOLUTION	2003-552418	12/18/2002	4162141	8/1/2008	Granted
USA		61/178,006	13-May-09			Pending
PCT		PCT/US2009/002998	13-May-09			Pending
USA	METHODS OF MAKING RADIOLABELED TRACERS AND PRECURSORS THEREOF	11/492,729	27-Jul-06			Pending
Canada	METHODS OF MAKING RADIOLABELED TRACERS AND PRECURSORS THEREOF	2618988				Pending
USA		61/302,477	8-Feb-10			Pending
USA		61/315,376	18-Mar-10			Pending
USA	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	10/034,522	20-Dec-01	6676929	13-Jan-04	Granted
USA	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	10/354,723	30-Jan-03	7011815	14-Mar-06	Granted
USA	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	10/755,506	12-Jan-04	7060250	13-Jun-06	Granted
USA	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	10/755,507	12-Jan-04	7229606	12-Jun-07	Granted
USA	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	11/472,842	22-Jun-06			Published
USA	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	11/526,302	25-Sep-06			Published
USA	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	11/526,312	25-Sep-06			Published
Australia	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	46543/96	16-Jan-96	689700	16-Jul-98	Granted
Canada	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	2211100	16-Jan-96	2211100	20-Mar-07	Granted
USA	PROCESS FOR SYNTHESIZING PHOSPHODIESTERS	08/833,745	11-Apr-97	5919967	06-Jul-99	Granted
Australia	PROCESS FOR SYNTHESIZING PHOSPHODIESTERS	60425/98	27-Jan-98	728902	03-May-01	Granted
Canada	PROCESS FOR SYNTHESIZING PHOSPHODIESTERS	2285417	27-Jan-98	2285417	24-Jan-06	Granted
USA	CONTRAST-ENHANCED DIAGNOSTIC IMAGING METHOD FOR MONITORING INTERVENTIONAL THERAPIES	09/887,706	08-Sep-00	6861045	01-Mar-05	Granted
USA	CONTRAST-ENHANCED DIAGNOSTIC IMAGING METHOD FOR MONITORING INTERVENTIONAL THERAPIES	10/961,872	08-Oct-04	7175829	13-Feb-07	Granted
Australia	CONTRAST-ENHANCED DIAGNOSTIC IMAGING METHOD FOR MONITORING INTERVENTIONAL THERAPIES	96686/98	24-Sep-98	742438	18-Apr-02	Granted
Canada	CONTRAST-ENHANCED DIAGNOSTIC IMAGING METHOD FOR MONITORINGINTERVENTIONAL THERAPIES	2303426	24-Sep-98	2303426	23-Sep-08	Granted
Canada	METHODS FOR LYMPH SYSTEM IMAGING	2660717	16-Aug-07			Pending
USA	METHODS FOR LYMPH SYSTEM IMAGING	11/840,070	16-Aug-07			Published
USA	IMAGING SEXUAL RESPONSE	09/718,161	21-Nov-00	6548044	15-Apr-03	Granted
USA	IMAGING SEXUAL RESPONSE	10/291,900	08-Nov-02	6969507	29-Nov-05	Granted
USA	IMAGING SEXUAL RESPONSE	11/184,271	18-Jul-05			Published
USA	STEADY STATE PERFUSION METHODS	11/346,884	03-Feb-06			Published
Australia	STEADY STATE PERFUSION METHODS	2006210398	03-Feb-06			Pending
Canada	STEADY STATE PERFUSION METHODS	2596863	03-Feb-06			Pending
USA	INTEGRIN TARGETED IMAGING AGENTS	11/971818	09-Jan-08	7566442	28-Jul-09	Granted
USA	INTEGRIN TARGETED IMAGING AGENTS	10/351463	24-Jan-03	7255875	14-Aug-07	Granted
USA	INTEGRIN TARGETED IMAGING AGENTS	11/305416	16-Dec-05	7344698	18-Mar-08	Granted
USA	THERMAL PREACTIVATION OF GASEOUS PRECURSOR FILLED COMPOSITIONS	08/929847	15-Sep-97	6548047	15-Apr-03	Granted

10

Trademarks and Trademark Applications

Mark	Country	Application No.	Filing Date	Reg No.	Reg Date	Status

ABLAVAR (BLOCK)	Argentina	2642605	2-Jan-06			Pending
ABLAVAR (BLOCK)	Austria	AM8773/2005	29-Dec-05	231337	24-Apr-06	Registered
ABLAVAR (BLOCK)	Australia	1054235	6-May-05	1054235	19-Dec-05	Registered
ABLAVAR (BLOCK)	Brazil	827589522	15-Jul-05	827589522	18-Dec-07	Registered
ABLAVAR (BLOCK)	Benelux	1098847	23-Dec-05	788831	6-Apr-06	Registered
ABLAVAR (BLOCK)	Canada	1256778	6-May-05			Published
ABLAVAR (BLOCK)	Switzerland	55642/2005	8-Jul-05	536787	18-Aug-05	Registered
ABLAVAR (BLOCK)	China (People’s Republic)	4775929	12-Jul-05	4775929	14-Jan-09	Registered
ABLAVAR (BLOCK)	Cyprus, Republic of	71986	2-Jan-06			Pending
ABLAVAR (BLOCK)	Czech Republic	432910	29-Dec-05	282088	26-Jul-06	Registered
ABLAVAR (BLOCK)	Germany	305269844/05	9-May-05	30526984	4-Nov-05	Registered
ABLAVAR (BLOCK)	Denmark	VA 2005 05903	29-Dec-05	VR 2006 01176	30-Mar-06	Registered
ABLAVAR (BLOCK)	Estonia	M200501718	29-Dec-05	43492	22-Jan-07	Registered
ABLAVAR (BLOCK)	European Community	4390464	15-Apr-05	4390464	22-Feb-06	Registered
ABLAVAR (BLOCK)	Spain	2650581(9)	9-May-05	2650581	23-Mar-06	Registered
ABLAVAR (BLOCK)	Finland	T200503494	29-Dec-05	236462	31-Jul-06	Registered
ABLAVAR (BLOCK)	France	053357818	9-May-05	053357818	14-Oct-05	Registered
ABLAVAR (BLOCK)	United Kingdom	2391178	6-May-05	2391178	21-Oct-05	Registered
ABLAVAR (BLOCK)	Greece	151178	30-Dec-05	151178	17-Apr-07	Registered
ABLAVAR (BLOCK)	Hungary	M0600105	11-Jan-06	188565	8-Feb-07	Registered
ABLAVAR (BLOCK)	Ireland	2005/02681	29-Dec-05	233320	19-Jul-06	Registered
ABLAVAR (BLOCK)	Iceland	4147/2005	29-Dec-05	186/2006	3-Feb-06	Registered
ABLAVAR (BLOCK)	Italy	TO2005 C001418	9-May-05	1174404	5-Mar-09	Registered
ABLAVAR (BLOCK)	Japan	2005-40339	9-May-05	4955744	26-May-06	Registered
ABLAVAR (BLOCK)	Lithuania	2005 2270	29-Dec-05	54034	1-Sep-07	Registered
ABLAVAR (BLOCK)	Latvia	M-05-1848	30-Dec-05	M57473	20-Apr-07	Registered
ABLAVAR (BLOCK)	Malta	44677	29-Dec-05	44677	19-Jun-06	Registered
ABLAVAR (BLOCK)	Mexico	727377	8-Jul-05	920285	22-Feb-06	Registered
ABLAVAR (BLOCK)	Norway	200514758	30-Dec-05	234225	10-Aug-06	Registered
ABLAVAR (BLOCK)	Poland	Z-304421	3-Jan-06	194640	11-Sep-07	Registered
ABLAVAR (BLOCK)	Portugal	396869	6-Jan-06	396869	25-May-07	Registered
ABLAVAR (BLOCK)	Sweden	2005/09882	30-Dec-05	380541	28-Apr-06	Registered
ABLAVAR (BLOCK)	Slovenia	Z-200571839	29-Dec-05	200571839	22-Jun-06	Registered
ABLAVAR (BLOCK)	Slovakia	2456-2005	29-Dec-05	216455	11-Jan-07	Registered

Confidential

1

ABLAVAR (BLOCK)	United States of America	78/929561	14-Jul-06	3769439	30-Mar-10	Registered
AROLUME (BLOCK)	Switzerland	53834/2005	9-May-05	535032	27-Jun-05	Registered
AROLUME (BLOCK)	European Community	4421591	4-May-05	4421591	9-Mar-06	Registered
AROLUME (BLOCK)	Iceland	1236/2005	9-May-05	556/2005	6-Jun-05	Registered
AROLUME (BLOCK)	Norway	200504403	11-May-05	231175	6-Mar-06	Registered
ASPECTIV (BLOCK)	Iceland	1211/2005	9-May-05	531/2005	6-Jun-05	Registered
ASPECTIV (BLOCK)	Norway	200504396	11-May-05	231161	3-Mar-06	Registered
AU COEUR DE L’INNOVATION (BLOCK)	Canada	1174870	15-Apr-03	TMA663062	21-Apr-06	Registered
CARDIOLITE (BLOCK)	United Arab Emirates	31093	28-Apr-99			Published
CARDIOLITE (BLOCK)	Argentina	2308142	22-Sep-00	1889547	9-Oct-02	Registered
CARDIOLITE (BLOCK)	Austria	AM3202/88	15-Jul-88	122358	11-Nov-88	Registered
CARDIOLITE (BLOCK)	Australia	465624	21-May-87	465624	22-May-89	Registered
CARDIOLITE (BLOCK)	Bosnia and Herzegovina	BAZ058668A	26-Apr-05	BAZ058668A	4-Nov-09	Registered
CARDIOLITE (BLOCK)	Bahrain	49417	3-Aug-06	49417	3-Aug-06	Registered
CARDIOLITE (BLOCK)	Brazil	813573521	11-Jun-87	813573521	27-Nov-90	Registered
CARDIOLITE (BLOCK)	Benelux	0058861	26-May-87	430568	26-May-87	Registered
CARDIOLITE (BLOCK)	Canada	0592765	1-Oct-87	TMA355389	5-May-89	Registered
CARDIOLITE (BLOCK)	Switzerland	5106	15-Jul-88	364924	21-Dec-88	Registered
CARDIOLITE (BLOCK)	Chile	677859	1-Mar-05	727742	16-Jun-05	Registered
CARDIOLITE (BLOCK)	China (People’s Republic)	9004153	16-Feb-90	595940	20-May-92	Registered
CARDIOLITE (BLOCK)	Colombia	374939	5-Feb-93	185322	28-Feb-95	Registered
CARDIOLITE (BLOCK)	Costa Rica	83836	26-Aug-93	83836	30-Aug-93	Registered
CARDIOLITE (BLOCK)	Germany	D433985WZ	26-May-87	1163253	30-Aug-90	Registered
CARDIOLITE (BLOCK)	Denmark	1988 04954	18-Jul-88	1990 00859	16-Feb-90	Registered
CARDIOLITE (BLOCK)	Egypt	89620	10-Jan-94	89620	31-May-97	Registered
CARDIOLITE (BLOCK)	European Community	6800551	2-Apr-08	6800551	18-Dec-08	Registered
CARDIOLITE (BLOCK)	Spain	1,198,786	12-Jun-87	1,198,786	5-Oct-89	Registered
CARDIOLITE (BLOCK)	Finland	3111/88	19-Jul-88	109747	5-Dec-90	Registered
CARDIOLITE (BLOCK)	France	858531	27-May-87	1411084	27-May-87	Registered
CARDIOLITE (BLOCK)	United Kingdom	1310679	21-May-87	1310679	8-Sep-89	Registered
CARDIOLITE (BLOCK)	Greece	89978	1-Aug-88	89978	17-Oct-91	Registered
CARDIOLITE (BLOCK)	Hong Kong	300683631	19-Jul-06	300683631	6-Feb-07	Registered
CARDIOLITE (BLOCK)	Croatia	Z20050481	19-Apr-05	Z20050481	28-Feb-06	Registered
CARDIOLITE (BLOCK)	Hungary	M9301931	29-Jul-88	127666	23-Jan-89	Registered
CARDIOLITE (BLOCK)	Indonesia	D99-13523	4-Aug-99	511371	1-Jul-02	Registered
CARDIOLITE (BLOCK)	Israel	72262	17-Apr-89	72262	17-Mar-93	Registered
CARDIOLITE (BLOCK)	India	497824	14-Sep-88	497824	14-Sep-88	Registered

2

CARDIOLITE (BLOCK)	Italy	36032C/88	9-Aug-88	844131	14-Jun-91	Registered
CARDIOLITE (BLOCK)	Jordan	87575	23-Jul-06			Published
CARDIOLITE (BLOCK)	Japan	57085/87	25-May-87	2212950	23-Feb-90	Registered
CARDIOLITE (BLOCK)	Korea, Republic of	88-20575	10-Sep-88	40-192678	31-May-90	Registered
CARDIOLITE (BLOCK)	Kuwait	78557	19-Jul-06			Pending
CARDIOLITE (BLOCK)	Macedonia	Z-2005/233	15-Apr-05	12756	13-Mar-07	Registered
CARDIOLITE (BLOCK)	Mexico	656568	17-May-04	838248	17-Jun-04	Registered
CARDIOLITE (BLOCK)	Norway	872079	22-May-07	134431	1-Dec-88	Registered
CARDIOLITE (BLOCK)	New Zealand	233259	6-Jan-94	233259	5-Jul-96	Registered
CARDIOLITE (BLOCK)	Oman	40911	25-Jul-06	40911	10-Jul-07	Registered
CARDIOLITE (BLOCK)	Panama	074219	27-Jan-95	074219	16-May-96	Registered
CARDIOLITE (BLOCK)	Philippines	4-1998-005736	31-Jul-98	4-1998-005736	30-Jul-05	Registered
CARDIOLITE (BLOCK)	Poland	Z-86307	8-Aug-88	63998	8-Aug-88	Registered
CARDIOLITE (BLOCK)	Portugal	354442	13-Mar-01	354442	30-Jun-04	Registered
CARDIOLITE (BLOCK)	Russian Federation	I09652	9-Aug-88	85120	3-Apr-89	Registered
CARDIOLITE (BLOCK)	Saudi Arabia	7416	11-Sep-88	192/16	27-Feb-89	Registered
CARDIOLITE (BLOCK)	Sweden	87-4401	14-Jun-87	215044	3-Nov-89	Registered
CARDIOLITE (BLOCK)	Singapore	S/439/94	19-Jan-94	T94/00439E	19-Jan-94	Registered
CARDIOLITE (BLOCK)	Slovenia	Z-200570518	14-Apr-05	Z-200570518	6-Feb-06	Registered
CARDIOLITE (BLOCK)	Thailand	259749	3-Feb-94	TM28685	12-May-95	Registered
CARDIOLITE (BLOCK)	Turkey	43591	24-Aug-88	107201	24-Aug-88	Registered
CARDIOLITE (BLOCK)	Taiwan	29883	3-Jun-87	388319	16-Jan-88	Registered
CARDIOLITE (BLOCK)	United States of America	73/662052	21-May-87	1484982	19-Apr-88	Registered
CARDIOLITE (BLOCK)	Uruguay	266038	21-Oct-93	358.403	11-Jan-95	Registered
CARDIOLITE (BLOCK)	Venezuela	94-16939	20-Dec-94	188034-P	9-Feb-96	Registered
CARDIOLITE (BLOCK)	Viet Nam	4-1993-14734	27-Jul-93	12212	16-Jun-94	Registered
CARDIOLITE (BLOCK)	South Africa	88/5957	18-Jul-88	88/5957	7-Nov-90	Registered
CARDIOLITE IN KATAKANA	Japan	95714/87	25-Aug-87	2266312	21-Sep-90	Registered
CLEARAGE (BLOCK)	Switzerland	53869/2005	10-May-05	534934	23-Jun-05	Registered
CLEARAGE (BLOCK)	European Community	4430229	10-May-05	4430229	25-Apr-06	Registered
CLEARAGE (BLOCK)	Iceland	1225/2005	9-May-05	545/2005	6-Jun-05	Registered
CLEARAGE (BLOCK)	Norway	200504405	11-May-05	231180	6-Mar-06	Registered
CONSTALITE (BLOCK)	Switzerland	53925/2005	11-May-05	535348	5-Jul-05	Registered
CONSTALITE (BLOCK)	European Community	4388518	15-Apr-05	4388518	22-Feb-06	Registered
CONSTALITE (BLOCK)	Iceland	1212/2005	9-May-05	532/2005	6-Jun-05	Registered
CONSTALITE (BLOCK)	Norway	200504368	11-May-05	231265	8-Mar-06	Registered
CONSTELITE (BLOCK)	Austria	AM 6792/2005	11-Oct-05	229 298	10-Jan-06	Registered

3

CONSTELITE (BLOCK)	Australia	1079053	4-Oct-05	1079053	22-May-06	Registered
CONSTELITE (BLOCK)	Benelux	1086689	3-Oct-05	784455	7-Mar-06	Registered
CONSTELITE (BLOCK)	Switzerland	53929/2005	11-May-05	535350	5-Jul-05	Registered
CONSTELITE (BLOCK)	China (People’s Republic)	4932556	8-Oct-05	4932556	21-Feb-09	Registered
CONSTELITE (BLOCK)	Czech Republic	O-430240	3-Oct-05	280408	19-Apr-06	Registered
CONSTELITE (BLOCK)	Germany	305 58 724.2/05	4-Oct-05	30558724	12-Dec-05	Registered
CONSTELITE (BLOCK)	Denmark	VA200504171	3-Oct-05	VR200503905	11-Oct-05	Registered
CONSTELITE (BLOCK)	Estonia	M200501257	3-Oct-05	43142	22-Sep-06	Registered
CONSTELITE (BLOCK)	European Community	4388641	15-Apr-05	4388641	22-Feb-06	Registered
CONSTELITE (BLOCK)	Spain	2672702	4-Oct-05	2672702	30-May-06	Registered
CONSTELITE (BLOCK)	Finland	T200502575	3-Oct-05	236053	31-May-06	Registered
CONSTELITE (BLOCK)	France	053383474	3-Oct-05	053383474	10-Mar-06	Registered
CONSTELITE (BLOCK)	United Kingdom	2402993	3-Oct-05	2402993	24-Mar-06	Registered
CONSTELITE (BLOCK)	Greece	150994	10-Oct-05	150994	19-Mar-07	Registered
CONSTELITE (BLOCK)	Hungary	M0503233	6-Oct-05	187777	11-Dec-06	Registered
CONSTELITE (BLOCK)	Ireland	2005/02036	3-Oct-05	232693	10-Apr-06	Registered
CONSTELITE (BLOCK)	Iceland	1214/2005	9-May-05	534/2005	6-Jun-05	Registered
CONSTELITE (BLOCK)	Italy	TO2005C002840	5-Oct-05	1175186	6-Mar-09	Registered
CONSTELITE (BLOCK)	Japan	2005-92510	4-Oct-05	4999886	2-Nov-06	Registered
CONSTELITE (BLOCK)	Lithuania	2005 1732	3-Oct-05	53451	15-May-07	Registered
CONSTELITE (BLOCK)	Latvia	M051426	30-Nov-05	M57210	20-Jan-07	Registered
CONSTELITE (BLOCK)	Malta	44352	5-Oct-05	44352	1-Feb-06	Registered
CONSTELITE (BLOCK)	Norway	200504369	11-May-05	231267	8-Mar-06	Registered
CONSTELITE (BLOCK)	Poland	Z-300785	4-Oct-05	191177	5-Dec-07	Registered
CONSTELITE (BLOCK)	Portugal	394593	14-Oct-05	394593	11-Aug-06	Registered
CONSTELITE (BLOCK)	Sweden	2005/07289	4-Oct-05	378117	13-Jan-06	Registered
CONSTELITE (BLOCK)	Singapore	T05/19228Z	4-Oct-05	T05/19228	13-Jul-06	Registered
CONSTELITE (BLOCK)	Slovenia	Z-200571366	3-Oct-05	200571366	24-Apr-06	Registered
CONSTELITE (BLOCK)	Slovakia	1819-2005	3-Oct-05	215213	11-Sep-06	Registered
CONSTILITE (BLOCK)	Switzerland	53927/2005	11-May-05	535349	5-Jul-05	Registered
CONSTILITE (BLOCK)	European Community	4388559	15-Apr-05	4388559	31-Mar-06	Registered
CONSTILITE (BLOCK)	Iceland	1213/2005	9-May-05	533/2005	6-Jun-05	Registered
CONSTILITE (BLOCK)	Norway	200504397	11-May-05	231268	8-Mar-06	Registered
CORRELITE (BLOCK)	Switzerland	53864/2005	10-May-05	534929	23-Jun-05	Registered
CORRELITE (BLOCK)	European Community	4430427	10-May-05	4430427	21-Mar-06	Registered
CORRELITE (BLOCK)	Iceland	1220/2005	9-May-05	540/2005	6-Jun-05	Registered
CORRELITE (BLOCK)	Norway	200504373	11-May-05	231303	9-Mar-06	Registered

4

CRESONATE (BLOCK)	Switzerland	53868/2005	10-May-05	534933	23-Jun-05	Registered
CRESONATE (BLOCK)	European Community	4430369	10-May-05	4430369	5-Apr-06	Registered
CRESONATE (BLOCK)	Iceland	1224/2005	9-May-05	544/2005	6-Jun-05	Registered
CRESONATE (BLOCK)	Norway	200504376	11-May-05	231312	9-Mar-06	Registered
DEFINITY	Austria	AM6773/2003	14-Oct-03	214791	13-Jan-04	Registered
DEFINITY	Benelux	1041399	7-Oct-03	744968	7-Oct-03	Registered
DEFINITY	Denmark	VA200303637	8-Oct-03	VR200304229	23-Dec-03	Registered
DEFINITY	European Community	4043428	24-Sep-04	4043428	16-Jun-06	Registered
DEFINITY	Italy	T02004C002801	27-Sep-04			Pending
DEFINITY	Jordan		9-Dec-03	72919	16-Jun-04	Registered
DEFINITY (BLOCK)	United Arab Emirates	58056	30-Dec-03	49158	31-Oct-04	Registered
DEFINITY (BLOCK)	Argentina	2481681	4-Dec-03	2038737	19-Aug-05	Registered
DEFINITY (BLOCK)	Bulgaria	73798	24-Sep-04	55703	20-Sep-06	Registered
DEFINITY (BLOCK)	Bahrain	40543	19-Jan-04	40543	3-Aug-06	Registered
DEFINITY (BLOCK)	Brazil	821165925	23-Oct-98	821165925	2-May-07	Registered
DEFINITY (BLOCK)	Benelux	917629	11-Jun-98	647455	11-Jun-98	Registered
DEFINITY (BLOCK)	Canada	885825	29-Jul-98	TMA604670	10-Mar-04	Registered
DEFINITY (BLOCK)	Switzerland	04519	5-Jun-98	456755	4-Dec-98	Registered
DEFINITY (BLOCK)	Switzerland	56283/2004	17-Sep-04	528677	14-Dec-04	Registered
DEFINITY (BLOCK)	Chile	627594	11-Nov-03	695895	22-Jun-04	Registered
DEFINITY (BLOCK)	China (People’s Republic)	2000175322	13-Nov-00	1684547	21-Dec-01	Registered
DEFINITY (BLOCK)	Colombia	T2003/095330	27-Oct-03	288124	9-Sep-04	Registered
DEFINITY (BLOCK)	Czech Republic	359595	23-Sep-04	277224	22-Dec-05	Registered
DEFINITY (BLOCK)	Germany	398325103	10-Jun-98	39832510	6-Nov-98	Registered
DEFINITY (BLOCK)	Germany	303520582/82	9-Oct-03	30352058	6-Apr-04	Registered
DEFINITY (BLOCK)	Denmark	VA199802556	10-Jun-98	VR199803549	4-Nov-98	Registered
DEFINITY (BLOCK)	Estonia	M200401427	22-Sep-04	42075	11-Jan-06	Registered
DEFINITY (BLOCK)	Egypt		25-Oct-03	162754	16-Mar-06	Registered
DEFINITY (BLOCK)	Spain	2614823 (4)	23-Sep-04	2614823	2-Feb-05	Registered
DEFINITY (BLOCK)	Finland	T200400588	10-Mar-04	231633	30-Nov-04	Registered
DEFINITY (BLOCK)	France	03 3 250 257	9-Oct-03	03 3 250 257	19-Mar-04	Registered
DEFINITY (BLOCK)	United Kingdom	2374021	24-Sep-04	2374021	18-Mar-05	Registered
DEFINITY (BLOCK)	Greece	137184	12-Jun-98	137184	19-Feb-01	Registered
DEFINITY (BLOCK)	Greece	150072	7-Oct-04	150072	18-Apr-06	Registered
DEFINITY (BLOCK)	Hong Kong	300118539	27-Nov-03	300118539	10-Aug-04	Registered
DEFINITY (BLOCK)	Hungary	M0403974	27-Sep-04	184834	12-Jun-06	Registered
DEFINITY (BLOCK)	Indonesia	DOO-28189	24-Nov-00	491755	1-Oct-01	Registered

5

DEFINITY (BLOCK)	Ireland	98/2416	8-Jun-98	209318	31-Mar-00	Registered
DEFINITY (BLOCK)	Ireland	2003/01875	7-Oct-03	228069	7-May-04	Registered
DEFINITY (BLOCK)	Israel	167544	24-Oct-03	167544	5-Sep-04	Registered
DEFINITY (BLOCK)	India	970339	14-Nov-00	970339	31-Mar-05	Registered
DEFINITY (BLOCK)	Iceland	1091/1998	10-Jun-98	1181/1998	24-Nov-98	Registered
DEFINITY (BLOCK)	Iceland	2418/2004	17-Sep-04	841/2004	6-Oct-04	Registered
DEFINITY (BLOCK)	Italy	RM98C003094	17-Jun-98	839885	8-Mar-01	Registered
DEFINITY (BLOCK)	Korea, Republic of	40-2000-52536	11-Nov-00	40-0516449	29-Mar-02	Registered
DEFINITY (BLOCK)	Kuwait	61869	30-Nov-03	52503	30-Nov-03	Registered
DEFINITY (BLOCK)	Lebanon	96379	8-Jan-04	96379	8-Jan-04	Registered
DEFINITY (BLOCK)	Lithuania	20041886	22-Sep-04	51288	14-Mar-06	Registered
DEFINITY (BLOCK)	Latvia	M-04-1443	22-Sep-04	M55649	20-Nov-05	Registered
DEFINITY (BLOCK)	Macao	N/017396	1-Jun-05	N/017396	6-Oct-05	Registered
DEFINITY (BLOCK)	Malta		30-Sep-04	42705	21-Mar-05	Registered
DEFINITY (BLOCK)	Mexico	626695	28-Oct-03	821941	25-Feb-04	Registered
DEFINITY (BLOCK)	Malaysia	00015872	8-Nov-00	00015872	29-Nov-07	Registered
DEFINITY (BLOCK)	Norway	200309427	9-Oct-03	223995	9-Aug-04	Registered
DEFINITY (BLOCK)	New Zealand	705127	27-Nov-03	705127	5-Jul-04	Registered
DEFINITY (BLOCK)	Oman		16-Dec-03	32096	10-Jul-05	Registered
DEFINITY (BLOCK)	Philippines	4-2003-009869	27-Oct-03	4-2003-009869	17-Aug-06	Registered
DEFINITY (BLOCK)	Pakistan	648	10-Nov-00	167487	10-Nov-00	Registered
DEFINITY (BLOCK)	Poland	Z-285820	24-Sep-04	188252	24-Sep-04	Registered
DEFINITY (BLOCK)	Portugal	375909	16-Oct-03	375909	3-Nov-04	Registered
DEFINITY (BLOCK)	Romania	M2004 08155	22-Sep-04	NR63773	22-Sep-04	Registered
DEFINITY (BLOCK)	Saudi Arabia	86886	27-Dec-03	747/49	20-Sep-04	Registered
DEFINITY (BLOCK)	Sweden	1998/04656	11-Jun-98	338235	9-Jun-00	Registered
DEFINITY (BLOCK)	Sweden	2004/07226	29-Oct-04	373766	22-Jul-05	Registered
DEFINITY (BLOCK)	Singapore	T02/16112Z	16-Oct-02	T02/11612Z	16-Oct-02	Registered
DEFINITY (BLOCK)	Slovenia	Z200471683	22-Sep-04	200471683	13-Jun-05	Registered
DEFINITY (BLOCK)	Slovakia	2898-2004	22-Sep-04	211567	10-Oct-05	Registered
DEFINITY (BLOCK)	Thailand	439865	28-Nov-00	146090	27-Oct-01	Registered
DEFINITY (BLOCK)	Turkey	2004030777	24-Sep-04	2004030777	24-Sep-04	Registered
DEFINITY (BLOCK)	Taiwan	89065181	10-Nov-00	983838	16-Feb-02	Registered
DEFINITY (BLOCK)	United States of America	75/479438	5-May-98	2478324	14-Aug-01	Registered
DEFINITY (BLOCK)	Venezuela	15475/2003	27-Oct-03	P261256	25-May-05	Registered
DEFINITY (BLOCK)	Viet Nam	4-2003-11883	26-Dec-03	62986	24-May-05	Registered
DEFINITY (BLOCK)	Serbia (Old Code)	Z-522/05	5-May-05	50885	7-Jun-06	Registered

6

DEFINITY (DI FEN LI TI) (SIMPLIFIED CHINESE CHARACTERS) (BLOCK)	China (People's Republic)	4636959	30-Apr-05	4636959	14-Sep-08	Registered
DEFINITY (DI FEN LI) (SIMPLIFIED CHINESE CHARACTERS) (VERSION 1) (BLOCK)	China (People's Republic)	4636957	30-Apr-05	4636957	28-Aug-08	Registered
DEFINITY (DI FEN LI) (SIMPLIFIED CHINESE CHARACTERS) (VERSION 2) (BLOCK)	China (People's Republic)	4636953	30-Apr-05	4636953	28-Aug-08	Registered
DEFINITY (DI FEN NI TI) (SIMPLIFIED CHINESE CHARACTERS) (BLOCK)	China (People's Republic)	4636951	30-Apr-05	4636951	14-Sep-08	Registered
DEFINITY (DI FEN NI) (SIMPLIFIED CHINESE CHARACTERS) (BLOCK)	China (People's Republic)	4636952	30-Apr-05	4636952	28-Aug-08	Registered
DEFINITY (DI FEN NI) (SIMPLIFIED CHINESE CHARACTERS) VERSION 1 (BLOCK)	China (People's Republic)	4636958	30-Apr-05	4636958	28-Aug-08	Registered
DEFINITY (DI FEN NI) (SIMPLIFIED CHINESE CHARACTERS) VERSION 2 (BLOCK)	China (People's Republic)	4636954	30-Apr-05	4636954	28-Aug-08	Registered
DEFINITY (DI FEN) (SIMPLIFIED CHINESE CHARACTERS) VERSION 2 (BLOCK)	China (People's Republic)	4636955	30-Apr-05	4636955	28-Aug-08	Registered
DEFINITY IN CHINESE (DE FEN LI) (BLOCK)	Hong Kong	300415692	5-May-05	300415692	18-Oct-05	Registered
DEFINITY IN CHINESE (DE FEN LI) (BLOCK)	Macao	N/017399	1-Jun-05	N/017399	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN LI TI) (BLOCK)	Hong Kong	300415746	5-May-05	300415746	18-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN LI TI) (BLOCK)	Macao	N/017404	1-Jun-05	N/017404	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN LI) - VERSION 2 (BLOCK)	Macao	N/017400	1-Jun-05	N/017400	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN LI) (BLOCK)	Hong Kong	300415728	5-May-05	300415728	18-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN LI) (BLOCK)	Hong Kong	300415737	5-May-05	300415737	18-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN LI) (BLOCK)	Macao	N/017402	1-Jun-05	N/017402	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN NI TI) (BLOCK)	Hong Kong	300415773	5-May-05	300415773	18-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN NI TI) (BLOCK)	Macao	N/017405	1-Jun-05	N/017405	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN NI) - VERSION 2 (BLOCK)	Hong Kong	300415755	5-May-05	300415755	18-Oct-05	Registered

DEFINITY IN CHINESE (DI FEN NI) - VERSION 2 (BLOCK)	Macao	N/017403	1-Jun-05	N/017403	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN NI) (BLOCK)	Hong Kong	300415764	5-May-05	300415764	18-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN NI) (BLOCK)	Macao	N/017401	1-Jun-05	N/017401	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN) - VERSION 2 (BLOCK)	Macao	N/017398	1-Jun-05	N/017398	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN) (BLOCK)	Macao	N/017397	1-Jun-05	N/017397	6-Oct-05	Registered
DEFINITY IN CHINESE (DI-FEN) - VERSION 2 (BLOCK)	Taiwan	094020928	3-May-05	01197686	1-Mar-06	Registered
DEFINITY IN CHINESE (DI-FEN) (BLOCK)	Taiwan	094020927	3-May-05	01197685	1-Mar-06	Registered
DEFINITY IN CHINESE (DI-FEN-LI) - VERSION 2 (BLOCK)	Taiwan	094020930	3-May-05	01197688	1-Mar-06	Registered
DEFINITY IN CHINESE (DI-FEN-LI) (BLOCK)	Taiwan	094020926	3-May-05	01197684	1-Mar-06	Registered
DEFINITY IN CHINESE (DI-FEN-LI-TI) (BLOCK)	Taiwan	094020922	3-May-05	01185604	16-Dec-05	Registered
DEFINITY IN CHINESE (DI-FEN-NI) - VERSION 2 (BLOCK)	Taiwan	094020929	3-May-05	01197687	1-Mar-06	Registered
DEFINITY IN CHINESE (DI-FEN-NI) (BLOCK)	Taiwan	094020943	3-May-05	01197690	1-Mar-06	Registered
DEFINITY IN CHINESE (DI-FEN-NI-TI) (BLOCK)	Taiwan	094020920	3-May-05	01183223	1-Dec-05	Registered
DEFINITY IN CHINESE (TE-FEN-LI) (BLOCK)	Taiwan	094020932	3-May-05	01197689	1-Mar-06	Registered
DEFINITY WITH KATAKANA (BLOCK)	Japan	914981999	12-Oct-99	4412056	25-Aug-00	Registered
DEFINTY (BLOCK)	Australia	980075	27-Nov-03	980075	7-Sep-04	Registered
DEPICTRA (BLOCK)	Austria	AM6794/2005	11-Oct-05	229 300		Pending
DEPICTRA (BLOCK)	Australia	1079051	4-Oct-05	1079051	22-May-06	Registered
DEPICTRA (BLOCK)	Benelux	1086688	3-Oct-05	0784453	7-Mar-06	Registered
DEPICTRA (BLOCK)	Switzerland	53833/2005	9-May-05	535031	27-Jun-05	Registered
DEPICTRA (BLOCK)	China (People’s Republic)	4932557	8-Oct-05	4932557	21-Feb-09	Registered
DEPICTRA (BLOCK)	Cyprus, Republic of	71783	5-Oct-05			Pending
DEPICTRA (BLOCK)	Czech Republic	O-430238	3-Oct-05	280406	19-Apr-06	Registered
DEPICTRA (BLOCK)	Germany	30558722.6/05	4-Oct-05	30558722	12-Dec-05	Registered
DEPICTRA (BLOCK)	Denmark	VA200504170	3-Oct-05	VR200503903	11-Oct-05	Registered
DEPICTRA (BLOCK)	Estonia	M200501255	3-Oct-05	43140	22-Sep-06	Registered
DEPICTRA (BLOCK)	European Community	004421632	4-May-05	004421632	25-Apr-06	Registered
DEPICTRA (BLOCK)	Spain	2672704	4-Oct-05	2672704	30-May-06	Registered

8

DEPICTRA (BLOCK)	Finland	T200502573	3-Oct-05	236051	31-May-06	Registered
DEPICTRA (BLOCK)	France	053383469	3-Oct-05	053383469	3-Oct-05	Registered
DEPICTRA (BLOCK)	United Kingdom	2402991	3-Oct-05	2402991	24-Mar-06	Registered
DEPICTRA (BLOCK)	Greece	150992	10-Oct-05	150992	19-Mar-07	Registered
DEPICTRA (BLOCK)	Hungary	M0503231	6-Oct-05	187775	11-Dec-06	Registered
DEPICTRA (BLOCK)	Ireland	2005/02034	3-Oct-05	232689	10-Apr-06	Registered
DEPICTRA (BLOCK)	Iceland	1235/2005	9-May-05	555/2005	6-Jun-05	Registered
DEPICTRA (BLOCK)	Italy	TO2005C002838	5-Oct-05	1175184	6-Mar-09	Registered
DEPICTRA (BLOCK)	Japan	2005-92511	4-Oct-05	4959290	9-Jun-06	Registered
DEPICTRA (BLOCK)	Lithuania	2005 1730	3-Oct-05	53449	15-May-07	Registered
DEPICTRA (BLOCK)	Latvia	M-05-1424	30-Nov-05	M57208	20-Jan-07	Registered
DEPICTRA (BLOCK)	Malta	44351	5-Oct-05	44351	1-Feb-06	Registered
DEPICTRA (BLOCK)	Norway	200504372	11-May-05	231295	9-Mar-06	Registered
DEPICTRA (BLOCK)	Poland	Z-300787	4-Oct-05	191179	5-Dec-07	Registered
DEPICTRA (BLOCK)	Portugal	394584	14-Oct-05	394584	11-Aug-06	Registered
DEPICTRA (BLOCK)	Sweden	2005/07290	4-Oct-05	378118	13-Jan-06	Registered
DEPICTRA (BLOCK)	Singapore	T05/19226C	4-Oct-05	T05/19226C	6-Jun-06	Registered
DEPICTRA (BLOCK)	Slovenia	Z-200571368	3-Oct-05	200571368	24-Apr-06	Registered
DEPICTRA (BLOCK)	Slovakia	1820-2005	3-Oct-05	215214	11-Sep-06	Registered
FORELUME (BLOCK)	Switzerland	53870/2005	10-May-05	534935	23-Jun-05	Registered
FORELUME (BLOCK)	European Community	4430146	10-May-05	4430146	31-Mar-06	Registered
FORELUME (BLOCK)	Iceland	1226/2005	9-May-05	546/2005	6-Jun-05	Registered
FORELUME (BLOCK)	Norway	200504378	11-May-05	231314	9-Mar-06	Registered
GLUDEF (BLOCK)	Canada	1466957	25-Jan-10			Pending
GLUDEF (BLOCK)	United States of America	77/917593	22-Jan-10			Pending
ILLUSTREL (BLOCK)	Switzerland	53871/2005	10-May-05	534936	23-Jun-05	Registered
ILLUSTREL (BLOCK)	European Community	4429742	10-May-05	4429742	21-Mar-06	Registered
ILLUSTREL (BLOCK)	Iceland	1227/2005	9-May-05	547/2005	6-Jun-05	Registered
ILLUSTREL (BLOCK)	Norway	200504406	11-May-05	231201	6-Mar-06	Registered
INNOVATORS AT HEART (BLOCK)	Argentina	2426151	24-Apr-03	1988805	24-Aug-04	Registered
INNOVATORS AT HEART (BLOCK)	Australia	947429	18-Mar-03	947429	9-Oct-03	Registered
INNOVATORS AT HEART (BLOCK)	Bahrain	33216	11-May-03	33216	26-Dec-05	Registered
INNOVATORS AT HEART (BLOCK)	Brazil	825542944	27-May-03			Published
INNOVATORS AT HEART (BLOCK)	Canada	1171363	17-Mar-03	TMA669731	14-Aug-06	Registered
INNOVATORS AT HEART (BLOCK)	Chile	604884	17-Apr-03	675787	15-Oct-03	Registered
INNOVATORS AT HEART (BLOCK)	China (People’s Republic)	3550190	8-May-03	3550190	28-Jan-09	Registered
INNOVATORS AT HEART (BLOCK)	Colombia	T2003/032097	15-Apr-03	284624	30-Apr-04	Registered

9

INNOVATORS AT HEART (BLOCK)	Costa Rica	2003-0002801	13-May-03	145862	17-Mar-04	Registered
INNOVATORS AT HEART (BLOCK)	Egypt	159020	29-Apr-03	159020	25-Jul-06	Registered
INNOVATORS AT HEART (BLOCK)	European Community	003168176	6-May-03	003168176	15-Dec-04	Registered
INNOVATORS AT HEART (BLOCK)	United Kingdom	2327461	25-Mar-03	2327461	26-Sep-03	Registered
INNOVATORS AT HEART (BLOCK)	Ireland	2003/00533	25-Mar-03	227896	25-Mar-03	Registered
INNOVATORS AT HEART (BLOCK)	Israel	163951	24-Apr-03	163951	4-Jan-05	Registered
INNOVATORS AT HEART (BLOCK)	Jordan	71333	4-Aug-03	71333	26-Feb-04	Registered
INNOVATORS AT HEART (BLOCK)	Japan	2003-29892	14-Apr-03	4714745	3-Oct-03	Registered
INNOVATORS AT HEART (BLOCK)	Korea, Republic of	40-2003-20578	7-May-03	40-586813	6-Jul-04	Registered
INNOVATORS AT HEART (BLOCK)	Kuwait	59150	23-Apr-03			Pending
INNOVATORS AT HEART (BLOCK)	Mexico	597827	22-Apr-03	798463	30-Jun-03	Registered
INNOVATORS AT HEART (BLOCK)	Malaysia	2003/05663	19-May-03	2003/05663	3-Feb-03	Registered
INNOVATORS AT HEART (BLOCK)	Oman	30510	6-May-03	30510	2-Jul-05	Registered
INNOVATORS AT HEART (BLOCK)	Panama	127224	20-May-03	127224	20-May-03	Registered
INNOVATORS AT HEART (BLOCK)	Philippines	42003002819	26-Mar-03	42003002819	14-Apr-08	Registered
INNOVATORS AT HEART (BLOCK)	Saudi Arabia	82529	23-Apr-03	735/13		Published
INNOVATORS AT HEART (BLOCK)	Singapore	T03/06048C	25-Apr-03	T03/06048 C	25-Apr-03	Registered
INNOVATORS AT HEART (BLOCK)	Taiwan	092018264	16-Apr-03	1089258	16-Mar-04	Registered
INNOVATORS AT HEART (BLOCK)	United States of America	78/210142	3-Feb-03	3276023	7-Aug-07	Registered
INNOVATORS AT HEART (BLOCK)	Venezuela	04611/2003	22-Apr-03	P254452	14-Sep-04	Registered
INNOVATORS AT HEART (BLOCK)	South Africa	2003/04645	19-Mar-03	2003/04645	20-Feb-08	Registered
INTELLIPIN (BLOCK)	Australia	1046747	17-Mar-05	1046747	24-Oct-05	Registered
INTELLIPIN (BLOCK)	Brazil	827273975	18-Mar-05			Published
INTELLIPIN (BLOCK)	Canada	1250924	16-Mar-05			Published
INTELLIPIN (BLOCK)	Switzerland	58050/2005	3-Oct-05	540105	6-Dec-05	Registered
INTELLIPIN (BLOCK)	European Community	4346102	18-Mar-05	4346102	8-Mar-06	Registered
INTELLIPIN (BLOCK)	Iceland	2774/2005	3-Oct-05	980/2005	3-Nov-05	Registered
INTELLIPIN (BLOCK)	Japan	2005-024285	18-Mar-05	4959316	9-Jun-06	Registered
INTELLIPIN (BLOCK)	Mexico	711147	8-Apr-05	891151	25-Jul-05	Registered
INTELLIPIN (BLOCK)	Norway	200510192	4-Oct-05	232962	31-May-06	Registered
INTELLIPIN (BLOCK)	United States of America	78/436013	16-Jun-04	3127726	8-Aug-06	Registered
LANTHEUS MEDICAL IMAGING	Brazil	829916156	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING	Peru	362643	7-Aug-08	150330	26-Mar-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	United Arab Emirates	117813	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	United Arab Emirates	117812	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Argentina	2846697	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Argentina	2846698	11-Aug-08			Published

10

LANTHEUS MEDICAL IMAGING (BLOCK)	Argentina	2846696	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Australia	1254050	25-Jul-08	1254050	9-Dec-08	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Bahrain	71833	19-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Bahrain	71834	19-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Bolivia	3745-2008	8-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Bolivia	3744-2008	8-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Brazil	829916172	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Brazil	829916199	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Canada	1404829	25-Jul-08			Allowed
LANTHEUS MEDICAL IMAGING (BLOCK)	Switzerland	59431/2008	29-Jul-08	582123	27-Jan-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Chile	831148	30-Jul-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Chile	831147	30-Jul-08	845.152	26-Mar-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	China (People’s Republic)	6891457	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	China (People’s Republic)	6891456	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	China (People’s Republic)	6891458	11-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Colombia	08083009	11-Aug-08	385894	31-Jul-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Colombia	08083012	11-Aug-08	385895	31-Jul-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Costa Rica	2008-9852	3-Oct-08	187183	27-Feb-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Costa Rica	2008-0009851	3-Oct-08	190722	29-May-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Ecuador	202742	30-Jul-08	1529-09	21-Jan-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Ecuador	202741	30-Jul-08	1528-09	21-Jan-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Egypt	219988	27-Jul-08	219988	17-Jan-10	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Egypt	219989	27-Jul-08	219989	17-Jan-10	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	European Community	7119712	1-Aug-08	7119712	11-May-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Hong Kong	301168975	25-Jul-08	301168975	5-Feb-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Croatia	Z20081644	25-Jul-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Indonesia	D002008029143	11-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Indonesia	D002008029141	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Israel	214010	10-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Israel	214011	10-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Israel	214009	10-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	India	1719854	11-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Iceland	2532/2008	25-Jul-08	945/2008	1-Sep-08	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Japan	2008-065825	8-Aug-08	5266851	18-Sep-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Korea, Republic of	45-2008-3435	8-Aug-08	45-29150	1-Oct-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Kuwait	99301	16-Nov-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Kuwait	99302	16-Nov-08			Published

11

LANTHEUS MEDICAL IMAGING (BLOCK)	Liechtenstein	15053	6-Aug-08	15053	6-Aug-08	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Mexico	953911	11-Aug-08	1085795	19-Feb-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Mexico	953912	11-Aug-08	1078471	13-Jan-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Malaysia	08015849	11-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Malaysia	08015848	11-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Norway	200810102	19-Aug-08	248235	21-Oct-08	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	New Zealand	793323	25-Jul-08	793323	29-Jan-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Peru	362644	7-Aug-08	150331	26-Mar-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Philippines	4-2008-009677	11-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Pakistan	253882	31-Jul-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Pakistan	253883	31-Jul-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Russian Federation	2008725562	8-Aug-08	390038	28-Sep-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Saudi Arabia	135890	11-Oct-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Saudi Arabia	135891	11-Oct-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Singapore	T08/10387C	5-Aug-08	T0810387C	11-Jun-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Thailand	703875	1-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Thailand	703874	1-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Turkey	2008/44719	30-Jul-08	2008 44719	7-Sep-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Taiwan	097037777	11-Aug-08	1369375	1-Jul-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	United States of America	77/394021	11-Feb-08	3699730	20-Oct-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Venezuela	14944-2008	31-Jul-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Venezuela	14945-2008	31-Jul-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	South Africa	2008/17501	29-Jul-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	South Africa	2008/17502	29-Jul-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	South Africa	2008/17503	29-Jul-08			Pending
LUMIFY (BLOCK)	Switzerland	53831/2005	9-May-05	535029	27-Jun-05	Registered
LUMIFY (BLOCK)	European Community	4421558	4-May-05	4421558	25-Apr-06	Registered
LUMIFY (BLOCK)	Iceland	1233/2005	9-May-05	553/2005	6-Jun-05	Registered
LUMIFY (BLOCK)	Norway	200504371	11-May-05	231170	6-Mar-06	Registered
LUMINITY (BLOCK)	Austria	AM 6795/2005	11-Oct-05	229 301	10-Jan-06	Registered
LUMINITY (BLOCK)	Australia	1079052	4-Oct-05	1079052	22-May-06	Registered
LUMINITY (BLOCK)	Benelux	1086686	3-Oct-05	784452	7-Mar-06	Registered
LUMINITY (BLOCK)	Switzerland	53872/2005	10-May-05	534937	23-Jun-05	Registered
LUMINITY (BLOCK)	China (People’s Republic)	4932558	28-Dec-05	4932558	21-Feb-09	Registered
LUMINITY (BLOCK)	Czech Republic	O-430237	3-Oct-05	280405	19-Apr-06	Registered
LUMINITY (BLOCK)	Germany	305587218/05	4-Oct-05	30558721	12-Dec-05	Registered
LUMINITY (BLOCK)	Denmark	V A 2005 04169	3-Oct-05	VR 2005 03906	11-Oct-05	Registered

12

LUMINITY (BLOCK)	Estonia	M200501254	3-Oct-05	43139	22-Sep-06	Registered
LUMINITY (BLOCK)	European Community	4429676	10-May-05	4429676	25-Apr-06	Registered
LUMINITY (BLOCK)	Spain	2672701(3)	4-Oct-05	2672701	30-May-06	Registered
LUMINITY (BLOCK)	Finland	T200502572	3-Oct-05	236050	31-May-06	Registered
LUMINITY (BLOCK)	France	053383470	3-Oct-05	053383470	3-Oct-05	Registered
LUMINITY (BLOCK)	United Kingdom	2402990	3-Oct-05	2402990	24-Mar-06	Registered
LUMINITY (BLOCK)	Greece	150991	10-Oct-05	150991	19-Mar-07	Registered
LUMINITY (BLOCK)	Hungary	M0503230	6-Oct-05	188266	11-Jan-07	Registered
LUMINITY (BLOCK)	Ireland	2005/02035	3-Oct-05	232691	10-Apr-06	Registered
LUMINITY (BLOCK)	Iceland	1229/2005	9-May-05	549/2005	6-Jun-05	Registered
LUMINITY (BLOCK)	Italy	TO2005C002841	5-Oct-05	1175187	6-Mar-09	Registered
LUMINITY (BLOCK)	Japan	2005-92513	4-Oct-05	4959291	9-Jun-06	Registered
LUMINITY (BLOCK)	Lithuania	20051729	3-Oct-05	53448	15-Dec-06	Registered
LUMINITY (BLOCK)	Latvia	M-05-1423	30-Nov-05	M57207	20-Jan-07	Registered
LUMINITY (BLOCK)	Malta	44350	5-Oct-05	44350	1-Feb-06	Registered
LUMINITY (BLOCK)	Norway	200504389	11-May-05	231348	13-Mar-06	Registered
LUMINITY (BLOCK)	Poland	Z-300788	4-Oct-05	191180	5-Dec-07	Registered
LUMINITY (BLOCK)	Portugal	394592	14-Oct-05	394592	11-Aug-06	Registered
LUMINITY (BLOCK)	Sweden	2005/073333	5-Oct-05	378428	3-Feb-06	Registered
LUMINITY (BLOCK)	Singapore	T05/19224G	4-Oct-05	T05/19924G	4-Oct-05	Registered
LUMINITY (BLOCK)	Slovenia	Z-200571369	3-Oct-05	200571369	24-Apr-06	Registered
LUMINITY (BLOCK)	Slovakia	POZ-1822-2005	3-Oct-05	215216	11-Sep-06	Registered
MIBI (BLOCK)	Finland	T200000804	9-Mar-00	219718	15-Dec-00	Registered
MIBI (BLOCK)	Norway	200002833	9-Mar-00	204759	14-Sep-00	Registered
MIBI (BLOCK)	Sweden	00-01987	10-Mar-00	346010	4-May-01	Registered
MIRALUMA	Switzerland	5243/1997	1-Jul-97	P447024	24-Nov-97	Registered
MIRALUMA (BLOCK)	Austria	AM 3516/97	30-Jun-97	171 776	30-Sep-97	Registered
MIRALUMA (BLOCK)	Benelux	896692	1-Jul-97	616726	5-Jun-98	Registered
MIRALUMA (BLOCK)	Canada	850538	11-Jul-97	TMA497274	16-Jul-98	Registered
MIRALUMA (BLOCK)	Colombia	97036448	2-Jul-97	205111	28-Jan-98	Registered
MIRALUMA (BLOCK)	Germany	397 30 205.3	30-Jun-97	397 30 205	5-Sep-97	Registered
MIRALUMA (BLOCK)	Denmark	VA 1997/03341	2-Jul-97	VA 1998 01749	10-Apr-98	Registered
MIRALUMA (BLOCK)	Ecuador	79521	30-Jun-97	5711-98	6-Oct-98	Registered
MIRALUMA (BLOCK)	European Community	006800461	2-Apr-08	006800461	9-Jun-09	Registered
MIRALUMA (BLOCK)	Spain	2102469	3-Jul-97	2102469	5-Jan-98	Registered
MIRALUMA (BLOCK)	Finland	T199702696	8-Jul-97	210212	15-Jun-98	Registered
MIRALUMA (BLOCK)	France	97/685106	1-Jul-97	97685106	1-Jul-97	Registered

13

MIRALUMA (BLOCK)	United Kingdom	2137649	2-Jul-97	2137649	26-Dec-97	Registered
MIRALUMA (BLOCK)	Greece	133802	10-Jul-97	133802	17-Mar-99	Registered
MIRALUMA (BLOCK)	Ireland	97/2447	1-Jul-97	205192	1-Jul-97	Registered
MIRALUMA (BLOCK)	Iceland	875/1997	4-Jul-97	1162/1997	29-Aug-97	Registered
MIRALUMA (BLOCK)	Italy	M197C007563	7-Aug-97	810717	13-Apr-00	Registered
MIRALUMA (BLOCK)	Nicaragua	97-02359	17-Jul-97	38314	14-Aug-98	Registered
MIRALUMA (BLOCK)	Norway	975329	2-Jul-97	190858	18-Jun-98	Registered
MIRALUMA (BLOCK)	Panama	089875	12-Sep-97	089875	28-Aug-99	Registered
MIRALUMA (BLOCK)	Peru	056152	30-Jan-98	045442	30-Apr-98	Registered
MIRALUMA (BLOCK)	Portugal	324794	3-Jul-97	324794	2-Feb-98	Registered
MIRALUMA (BLOCK)	Turkey	11991	15-Aug-97	187438	15-Aug-97	Registered
MIRALUMA (BLOCK)	Trinidad and Tobago	27459	9-Sep-97	27459	20-Aug-98	Registered
MIRALUMA (BLOCK)	United States of America	75/237528	6-Feb-97	2276361	7-Sep-99	Registered
MISCELLANEOUS DESIGN (MEDICAL IMAGING LOGO) (Miscellaneous Design)	Argentina	2582023	7-Apr-05	2107504	23-Aug-06	Registered
NEUROLITE (BLOCK)	United Arab Emirates	84456	20-Aug-06	93914	23-Mar-09	Registered
NEUROLITE (BLOCK)	Argentina	2510828		1997972	9-Nov-04	Registered
NEUROLITE (BLOCK)	Austria	AM1415/88	30-Mar-88	121071	31-Aug-88	Registered
NEUROLITE (BLOCK)	Australia	484320	28-Mar-88	A484320	27-Nov-89	Registered
NEUROLITE (BLOCK)	Bosnia and Herzegovina	BAZ058667A	26-Apr-05	BAZ058667A	4-Nov-09	Registered
NEUROLITE (BLOCK)	Brazil	818278820	29-Dec-94	818278820	12-Feb-97	Registered
NEUROLITE (BLOCK)	Benelux	62760	5-Apr-88	444513	5-Apr-88	Registered
NEUROLITE (BLOCK)	Canada	621320	13-Dec-88	441704	14-Apr-95	Registered
NEUROLITE (BLOCK)	Switzerland	2145	28-Mar-88	362123	10-Aug-88	Registered
NEUROLITE (BLOCK)	Chile	677.858	7-Jan-94	727.741	16-Jun-05	Registered
NEUROLITE (BLOCK)	China (People’s Republic)	95009559	24-Jan-95	904635	28-Nov-96	Registered
NEUROLITE (BLOCK)	Colombia	008910	7-Mar-94	165863	30-Jun-94	Registered
NEUROLITE (BLOCK)	Costa Rica	85662	20-Sep-93	85662	21-Jan-94	Registered
NEUROLITE (BLOCK)	Czech Republic	56088	27-Jan-89	167547	26-Jan-90	Registered
NEUROLITE (BLOCK)	Germany	W57127	22-Nov-88	DD646376	1-Feb-89	Registered
NEUROLITE (BLOCK)	Germany	D44039/5WZ	28-Nov-87	1186914	5-Feb-93	Registered
NEUROLITE (BLOCK)	Denmark	VA 1988/02332	30-Mar-88	VR 1990/01372	2-Mar-90	Registered
NEUROLITE (BLOCK)	Spain	1245600	12-Apr-88	1245600	5-Jul-93	Registered
NEUROLITE (BLOCK)	Finland	T198801399	29-Mar-88	107627	21-May-90	Registered
NEUROLITE (BLOCK)	France	918206	5-Apr-88	1604283	5-Apr-88	Registered
NEUROLITE (BLOCK)	United Kingdom	1340170	31-Mar-88	1340170	31-Mar-88	Registered
NEUROLITE (BLOCK)	Greece	88987	5-May-88	88987	19-May-92	Registered
NEUROLITE (BLOCK)	Hong Kong	300683622	19-Jul-06	300683622	6-Feb-07	Registered

14

NEUROLITE (BLOCK)	Croatia	Z20050482A	19-Apr-05	Z20050482	28-Feb-06	Registered
NEUROLITE (BLOCK)	Hungary	M9300814	10-Nov-88	128006	22-Jun-89	Registered
NEUROLITE (BLOCK)	Israel	87657	7-Jun-93	87657	6-Apr-95	Registered
NEUROLITE (BLOCK)	India	679529	8-Sep-95	679529	2-Jul-05	Registered
NEUROLITE (BLOCK)	Italy	RM98C002191	9-May-88	521940	6-Feb-90	Registered
NEUROLITE (BLOCK)	Korea, Republic of	40-2006-37106	19-Apr-06	40-0714201	20-Jun-07	Registered
NEUROLITE (BLOCK)	Macedonia	Z-2005/234	15-Apr-05	12757	13-Mar-07	Registered
NEUROLITE (BLOCK)	Norway	88.1416	29-Mar-88	137161	22-Jun-89	Registered
NEUROLITE (BLOCK)	New Zealand	751574	19-Jul-06	751574	25-Jan-07	Registered
NEUROLITE (BLOCK)	Panama	074220	27-Jan-95	074220	16-May-96	Registered
NEUROLITE (BLOCK)	Poland	Z-86738	10-Nov-88	64438	29-Jun-90	Registered
NEUROLITE (BLOCK)	Portugal	354443	19-Mar-01	354443	28-May-03	Registered
NEUROLITE (BLOCK)	Russian Federation	110459	11-Nov-88	87404	25-Dec-89	Registered
NEUROLITE (BLOCK)	Sweden	88-2869	30-Mar-88	242651	27-Nov-92	Registered
NEUROLITE (BLOCK)	Singapore	T06/14391F	20-Jul-06	T06/14391F	20-Jul-06	Registered
NEUROLITE (BLOCK)	Slovenia	Z-200570517	15-Apr-05	Z-200570517	6-Feb-06	Registered
NEUROLITE (BLOCK)	Slovakia	56088-89	27-Jan-89	167547	26-Jan-90	Registered
NEUROLITE (BLOCK)	Thailand	259750	3-Feb-94	TM22866	30-Dec-94	Registered
NEUROLITE (BLOCK)	Turkey	5115	25-Jan-89	109937	25-Jan-89	Registered
NEUROLITE (BLOCK)	United States of America	73/700614	14-Dec-87	1496535	19-Jul-88	Registered
NEUROLITE (BLOCK)	South Africa	88/9680	1-Nov-88	88/9680	3-Jul-91	Registered
NEUROLITE IN KATAKANA (BLOCK)	Japan	36541/88	1-Apr-88	2286501	30-Nov-90	Registered
ONSISTA (BLOCK)	Switzerland	53867/2005	10-May-05	534932	23-Jun-05	Registered
ONSISTA (BLOCK)	European Community	004430377	10-May-05	004430377	21-Mar-06	Registered
ONSISTA (BLOCK)	Iceland	1223/2005	9-May-05	543/2005	6-Jun-05	Registered
ONSISTA (BLOCK)	Norway	200504404	11-May-05	231177	6-Mar-06	Registered
OSPECTIV (BLOCK)	Switzerland	53930/2005	11-May-05	535351	5-Jul-05	Registered
OSPECTIV (BLOCK)	European Community	004390225	15-Apr-05	004390225	22-Feb-06	Registered
OSPECTIV (BLOCK)	Iceland	1215/2005	9-May-05	535/2005	6-Jun-05	Registered
OSPECTIV (BLOCK)	Norway	200504398	11-May-05	231162	3-Mar-06	Registered
PRODICTRA (BLOCK)	European Community	003736824	30-Mar-04	003736824	16-Jun-05	Registered
RECON-O-STAT (BLOCK)	Austria	AM 5796/93	7-Dec-93	151676	17-Mar-94	Registered
RECON-O-STAT (BLOCK)	Australia	617745	6-Dec-93	A617745	1-May-95	Registered
RECON-O-STAT (BLOCK)	Brazil	817795405	2-May-94	817795405	2-Jan-96	Registered
RECON-O-STAT (BLOCK)	Benelux	76438	10-Dec-93	546472	3-Nov-94	Registered
RECON-O-STAT (BLOCK)	Switzerland	12392/1993	6-Dec-93	417515	3-Jul-95	Registered
RECON-O-STAT (BLOCK)	Chile	261269	10-Dec-93	709206	26-Oct-94	Registered

15

RECON-O-STAT (BLOCK)	China (People’s Republic)	94012786	16-Feb-94	812541	7-Feb-96	Registered
RECON-O-STAT (BLOCK)	Colombia	421571	7-Dec-93	159022	17-May-94	Registered
RECON-O-STAT (BLOCK)	Costa Rica		7-Jun-95	94673	8-Feb-96	Registered
RECON-O-STAT (BLOCK)	Czech Republic	85838-94	14-Jan-94	194151	23-Oct-96	Registered
RECON-O-STAT (BLOCK)	Germany	D53859/10Wz	7-Dec-93	2087751	19-Dec-94	Registered
RECON-O-STAT (BLOCK)	Denmark	VA199307913	8-Dec-93	VR199407061	21-Oct-94	Registered
RECON-O-STAT (BLOCK)	Egypt	89236	6-Dec-93	89236	1-Jun-98	Registered
RECON-O-STAT (BLOCK)	Spain	1795669	22-Dec-93	1795669	3-May-96	Registered
RECON-O-STAT (BLOCK)	Finland	5578/93	9-Dec-93	140423	20-Oct-95	Registered
RECON-O-STAT (BLOCK)	France	94/501595	14-Jan-94	94/501595	14-Jan-94	Registered
RECON-O-STAT (BLOCK)	United Kingdom	1558518	6-Jan-94	1558518	9-Apr-96	Registered
RECON-O-STAT (BLOCK)	Greece	117051	9-Dec-93	117051	19-Feb-96	Registered
RECON-O-STAT (BLOCK)	Hong Kong	9400158	5-Jan-94	199507472	5-Sep-95	Registered
RECON-O-STAT (BLOCK)	Croatia	Z940368A	15-Feb-94	Z940368	30-Jun-97	Registered
RECON-O-STAT (BLOCK)	Hungary	M9306231	22-Dec-93	141414	4-Dec-96	Registered
RECON-O-STAT (BLOCK)	Ireland	158517	6-Dec-93	158517	17-Jul-95	Registered
RECON-O-STAT (BLOCK)	Israel	90194	6-Dec-93	90194	1-Apr-96	Registered
RECON-O-STAT (BLOCK)	India	613708	10-Dec-93	613708	20-Dec-03	Registered
RECON-O-STAT (BLOCK)	Italy	31012003TO	20-Nov-03	1058013	27-Aug-07	Registered
RECON-O-STAT (BLOCK)	Japan	123226	8-Dec-93	3270506	12-Mar-97	Registered
RECON-O-STAT (BLOCK)	Korea, Republic of	93-44079	8-Dec-93	40-311673	17-Apr-95	Registered
RECON-O-STAT (BLOCK)	Mexico	186323	15-Dec-93	462289	1-Jun-94	Registered
RECON-O-STAT (BLOCK)	Malaysia	94/01373	22-Feb-94	94001373	22-Feb-94	Registered
RECON-O-STAT (BLOCK)	Norway	936041	8-Dec-93	170445	21-Dec-95	Registered
RECON-O-STAT (BLOCK)	New Zealand	232626	6-Dec-93	232626	10-Jun-96	Registered
RECON-O-STAT (BLOCK)	Portugal	297942	7-Feb-94	297942	15-May-95	Registered
RECON-O-STAT (BLOCK)	Russian Federation	93054300	9-Dec-93	131021	28-Aug-95	Registered
RECON-O-STAT (BLOCK)	Saudi Arabia	23232	8-Dec-93	325/19	12-Nov-94	Registered
RECON-O-STAT (BLOCK)	Sweden	93-11699	10-Dec-93	260110	5-Aug-94	Registered
RECON-O-STAT (BLOCK)	Singapore	S/100/94	5-Jan-94	T94/00100J	5-Jan-94	Registered
RECON-O-STAT (BLOCK)	Slovakia	93-1994	19-Jan-94	178156	21-Oct-97	Registered
RECON-O-STAT (BLOCK)	Thailand	257945	27-Dec-93	TM26034	27-Dec-93	Registered
RECON-O-STAT (BLOCK)	Turkey	959023	23-Aug-95	164624	23-Aug-95	Registered
RECON-O-STAT (BLOCK)	Uruguay	267760	19-Jan-94	367182	14-Feb-96	Registered
RECON-O-STAT (BLOCK)	Viet Nam	N0064/94	8-Jan-94	14178	11-Nov-94	Registered
RECON-O-STAT (BLOCK)	South Africa	93/11537	6-Dec-93	93/11537	8-Mar-96	Registered
REFINIAN (BLOCK)	Australia	1058266	1-Jun-05	1058266	5-Dec-05	Registered

16

REFINIAN (BLOCK)	Puerto Rico	65597	29-Jun-05	65597	30-Mar-06	Registered
RELIALITE (BLOCK)	Switzerland	53873/2005	10-May-05	534938	23-Jun-05	Registered
RELIALITE (BLOCK)	European Community	4430161	10-May-05	4430161	21-Mar-06	Registered
RELIALITE (BLOCK)	Iceland	1228/2005	9-May-05	548/2005	6-Jun-05	Registered
RELIALITE (BLOCK)	Norway	200504407	11-May-05	231202	6-Mar-06	Registered
REVALUME (BLOCK)	Switzerland	53875/2005	10-May-05	534940	23-Jun-05	Registered
REVALUME (BLOCK)	European Community	4429701	10-May-05	4429701	21-Mar-06	Registered
REVALUME (BLOCK)	Iceland	1231/2005	9-May-05	551/2005	6-Jun-05	Registered
REVALUME (BLOCK)	Norway	200504388	11-May-05	234138	8-Aug-06	Registered
REVELUME (BLOCK)	Switzerland	53874/2005	10-May-05	534939	23-Jun-05	Registered
REVELUME (BLOCK)	European Community	4430088	10-May-05	4430088	25-Apr-06	Registered
REVELUME (BLOCK)	Iceland	1230/2005	9-May-05	550/2005	6-Jun-05	Registered
REVELUME (BLOCK)	Norway	200504379	11-May-05	234137	8-Aug-06	Registered
SIGNALITE (BLOCK)	Switzerland	53931/2005	11-May-05	535316	4-Jul-05	Registered
SIGNALITE (BLOCK)	European Community	4388708	15-Apr-05	4388708	31-Mar-06	Registered
SIGNALITE (BLOCK)	Iceland	1216/2005	9-May-05	536/2005	6-Jun-05	Registered
SIGNALITE (BLOCK)	Norway	200504399	11-May-05	231163	3-Mar-06	Registered
SIGNILITE (BLOCK)	Switzerland	53932/2005	11-May-05	535352	5-Jul-05	Registered
SIGNILITE (BLOCK)	European Community	4388691	15-Apr-05	4388691	22-Feb-06	Registered
SIGNILITE (BLOCK)	Iceland	1217/2005		537/2005	6-Jun-05	Registered
SIGNILITE (BLOCK)	Norway	200504400	11-May-05	231164	3-Mar-06	Registered
SIGNYLITE (BLOCK)	Switzerland	53933/2005	11-May-05	535353	5-Jul-05	Registered
SIGNYLITE (BLOCK)	European Community	4388658	15-Apr-05	4388658	22-Feb-06	Registered
SIGNYLITE (BLOCK)	Iceland	1218/2005	9-May-05	538/2005	6-Jun-05	Registered
SIGNYLITE (BLOCK)	Norway	200504370	11-May-05	231168	6-Mar-06	Registered
SPANSIFY (BLOCK)	Switzerland	53934/2005	11-May-05	535308	4-Jul-05	Registered
SPANSIFY (BLOCK)	European Community	4390531	15-Apr-05	4390531	22-Feb-06	Registered
SPANSIFY (BLOCK)	Iceland	1219/2005	9-May-05	539/2005	6-Jun-05	Registered
SPANSIFY (BLOCK)	Norway	200504401	11-May-05	231171	6-Mar-06	Registered
SPANTRIA (BLOCK)	Australia	1054234	6-May-05	1054234	19-Dec-05	Registered
SPANTRIA (BLOCK)	Canada	1256779	6-May-05			Allowed
SPANTRIA (BLOCK)	Germany	30526985.2/05	9-May-05	30526985	4-Nov-05	Registered
SPANTRIA (BLOCK)	European Community	004390399	15-Apr-05	4390399	22-May-06	Registered
SPANTRIA (BLOCK)	Spain	2650582	9-May-05	2650582	27-Mar-06	Registered
SPANTRIA (BLOCK)	France	053357816	9-May-05	053357816	9-May-05	Registered
SPANTRIA (BLOCK)	United Kingdom	2391179	6-May-05	2391179	21-Oct-05	Registered
SPANTRIA (BLOCK)	Italy	TO2005C001417	9-May-05	1174403	5-Mar-09	Registered

17

SPANTRIA (BLOCK)	Japan	2005-40340	9-May-05	4955745	26-May-06	Registered
SPANTRIA (BLOCK)	United States of America	77/519175	10-Jul-08			Allowed
SPOTLIGHT ON CONTRAST (BLOCK)	United States of America	78/698194	23-Aug-05	3129463	15-Aug-06	Registered
TECHNELITE (BLOCK)	Argentina	1900473	24-Nov-93	1528255	4-Feb-05	Registered
TECHNELITE (BLOCK)	Australia	587230	28-Sep-92	587230	14-Mar-94	Registered
TECHNELITE (BLOCK)	Brazil	817795391	2-May-94	817795391	17-Sep-96	Registered
TECHNELITE (BLOCK)	Benelux	74332	25-Sep-92	523256	1-Jun-93	Registered
TECHNELITE (BLOCK)	Canada	714072	2-Oct-92	TMA424737	4-Mar-94	Registered
TECHNELITE (BLOCK)	Switzerland	6945	24-Sep-92	400733	2-Jun-93	Registered
TECHNELITE (BLOCK)	Chile	259642	23-Nov-93	777320	13-Dec-96	Registered
TECHNELITE (BLOCK)	China (People’s Republic)	95009562	4-Feb-95	902256	21-Nov-96	Registered
TECHNELITE (BLOCK)	Colombia	361660	10-Jun-92	153287	23-Feb-94	Registered
TECHNELITE (BLOCK)	Colombia	T2009/003630				Published
TECHNELITE (BLOCK)	Costa Rica	81821	4-Aug-92	81821	7-Jan-93	Registered
TECHNELITE (BLOCK)	Germany	D 51 613/1OWz	24-Sep-92	2045158	17-Sep-93	Registered
TECHNELITE (BLOCK)	European Community	6800353	2-Apr-08			Published
TECHNELITE (BLOCK)	Spain	1722388	29-Sep-92	1722388	5-Jun-95	Registered
TECHNELITE (BLOCK)	France	92/438877	26-Oct-92	92438877	26-Oct-92	Registered
TECHNELITE (BLOCK)	United Kingdom	1514608	6-Oct-92	1514608	10-Jun-94	Registered
TECHNELITE (BLOCK)	United Kingdom	1562156	11-Feb-94	1562156	29-Sep-95	Registered
TECHNELITE (BLOCK)	Hong Kong	9312365	19-Nov-93	199510394	12-Dec-95	Registered
TECHNELITE (BLOCK)	Italy	MI92C006662	29-Sep-92	997788	7-Jun-95	Registered
TECHNELITE (BLOCK)	Korea, Republic of	92-18467	6-Jul-92	40-271979	18-Aug-93	Registered
TECHNELITE (BLOCK)	Mexico	144915	15-Jul-92	467513	25-Jul-94	Registered
TECHNELITE (BLOCK)	New Zealand	235960	14-Apr-94	235690	17-Jul-97	Registered
TECHNELITE (BLOCK)	Panama	68625	24-Nov-93	68625	12-Apr-96	Registered
TECHNELITE (BLOCK)	Peru	240816	22-Apr-94	008856	2-Aug-94	Registered
TECHNELITE (BLOCK)	Philippines	4-2003-003319	10-Apr-03	4-2003-003319	12-Mar-07	Registered
TECHNELITE (BLOCK)	Puerto Rico	31489	13-Jul-92	31489	13-Jul-92	Registered
TECHNELITE (BLOCK)	Paraguay	6642	18-Apr-94	276090	30-Dec-94	Registered
TECHNELITE (BLOCK)	Saudi Arabia	23047	21-Nov-93	320/25	19-Sep-94	Registered
TECHNELITE (BLOCK)	Sweden	92/08489	25-Sep-92	250937	20-Aug-93	Registered
TECHNELITE (BLOCK)	Taiwan	81-28809	12-Jun-92	592398	1-Apr-93	Registered
TECHNELITE (BLOCK)	United States of America	74/254668	12-Mar-92	1812837	21-Dec-93	Registered
TECHNELITE (BLOCK)	Venezuela	98/15198	14-Aug-98	18128P-213637	6-Aug-99	Registered
TECHNELITE (BLOCK)	South Africa	93/10973	19-Nov-93	93/10973	10-Nov-95	Registered
TECHNELITE (STYLIZED) (BLOCK)	United States of America	74/254537	12-Mar-92	1812836	21-Dec-93	Registered

18

TRULIGHT	Iceland	1221/2005	9-May-05	541/2005	6-Jun-05	Registered
TRULIGHT (BLOCK)	Switzerland	53865/2005	10-May-05	534930	23-Jun-05	Registered
TRULIGHT (BLOCK)	European Community	4430401	10-May-05	4430401	3-Apr-06	Registered
TRULIGHT (BLOCK)	Norway	200504374	11-May-05	231308	9-Mar-06	Registered
TRULITE (BLOCK)	Austria	6793/2005	11-Oct-05	229299	10-Jan-06	Registered
TRULITE (BLOCK)	Australia	1079050	4-Oct-05	1079050	4-Oct-05	Registered
TRULITE (BLOCK)	Benelux	1086687	3-Oct-05	784454	3-Oct-05	Registered
TRULITE (BLOCK)	Switzerland	53866/2005	10-May-05	534931	23-Jun-05	Registered
TRULITE (BLOCK)	China (People’s Republic)	4932559	8-Oct-05	4932559	21-Feb-09	Registered
TRULITE (BLOCK)	Cyprus, Republic of	71785	5-Oct-05			Pending
TRULITE (BLOCK)	Czech Republic	430239	3-Oct-05			Published
TRULITE (BLOCK)	Germany	305587234	4-Oct-05	30558723	12-Dec-05	Registered
TRULITE (BLOCK)	Denmark	VA0041682005	3-Oct-05	VR0048892005	5-Dec-05	Registered
TRULITE (BLOCK)	Estonia	M200501256	3-Oct-05	43141	22-Sep-06	Registered
TRULITE (BLOCK)	European Community	4430435	10-May-05	4430435	12-Apr-06	Registered
TRULITE (BLOCK)	Spain	2672705M6	4-Oct-05	2672705M6	30-May-06	Registered
TRULITE (BLOCK)	Finland	200502574	3-Oct-05	236052	31-May-06	Registered
TRULITE (BLOCK)	France	053383472	3-Oct-05	053383472	10-Mar-06	Registered
TRULITE (BLOCK)	United Kingdom	2402992	3-Oct-05	2402992	13-Oct-06	Registered
TRULITE (BLOCK)	Greece	150993	10-Oct-05	150993	19-Mar-07	Registered
TRULITE (BLOCK)	Hungary	M0503232	6-Oct-05	187776	11-Dec-06	Registered
TRULITE (BLOCK)	Ireland	232688	3-Oct-05	232688	3-May-06	Registered
TRULITE (BLOCK)	Iceland	1222/2005	9-May-05	542/2005	6-Jun-05	Registered
TRULITE (BLOCK)	Italy	TO/2005/2839	5-Oct-05	1175185	6-Mar-09	Registered
TRULITE (BLOCK)	Lithuania	20051731	3-Oct-05	53450	15-Dec-06	Registered
TRULITE (BLOCK)	Latvia	M-05-1425	30-Nov-05	M57209	20-Jan-07	Registered
TRULITE (BLOCK)	Malta	44353	5-Oct-05	44353	1-Feb-06	Registered
TRULITE (BLOCK)	Norway	200504375	11-May-05	231310	9-Mar-06	Registered
TRULITE (BLOCK)	Poland	Z-300786	4-Oct-05	191178	25-Jun-07	Registered
TRULITE (BLOCK)	Portugal	394583	14-Oct-05	394583	11-Aug-06	Registered
TRULITE (BLOCK)	Sweden	2005/07334	5-Oct-05	378429	3-Feb-06	Registered
TRULITE (BLOCK)	Singapore	T05/19227A	4-Oct-05	T05/19227A	5-Oct-06	Registered
TRULITE (BLOCK)	Slovenia	Z-200571367	3-Oct-05	200571367	24-Apr-06	Registered
TRULITE (BLOCK)	Slovakia	POZ-1821-2005	3-Oct-05	215215	11-Sep-06	Registered
UDS RADIOPHARMACY (Design plus character (s))	Australia	1171037	10-Apr-07	1171037	19-Nov-07	Registered

VERILUME (BLOCK)	Switzerland	53923/2005	11-May-05	535346	5-Jul-05	Registered
VERILUME (BLOCK)	European Community	4429643	10-May-05	4429643	21-Mar-06	Registered
VERILUME (BLOCK)	Iceland	1232/2005	9-May-05	552/2005	6-Jun-05	Registered
VERILUME (BLOCK)	Norway	200504380	11-May-05	231319	9-Mar-06	Registered
VERLUMIFY (BLOCK)	Switzerland	53832/2005	9-May-05	535030	27-Jun-05	Registered
VERLUMIFY (BLOCK)	European Community	4421566	4-May-05	4421566	25-Apr-06	Registered
VERLUMIFY (BLOCK)	Iceland	1234/2005	9-May-05	554/2005	6-Jun-05	Registered
VERLUMIFY (BLOCK)	Norway	200504402	11-May-05	231174	6-Mar-06	Registered
VIALMIX (BLOCK)	United Arab Emirates	58057	30-Dec-03	49157	31-Oct-04	Registered
VIALMIX (BLOCK)	Argentina	2593926	31-May-05	2115120	20-Sep-06	Registered
VIALMIX (BLOCK)	Bahrain	40542	19-Jan-04	40542	3-Aug-06	Registered
VIALMIX (BLOCK)	Brazil	826255191	13-Feb-04	826255191	24-Jul-07	Registered
VIALMIX (BLOCK)	Canada	1020047	22-Jun-99	TMA564418	8-Jul-02	Registered
VIALMIX (BLOCK)	Switzerland	5519/1999	23-Jun-99	467778	16-Dec-99	Registered
VIALMIX (BLOCK)	Chile	625992	28-Oct-03	694542	3-Jun-04	Registered
VIALMIX (BLOCK)	China (People’s Republic)	3785698	5-Nov-03	3785698	21-Mar-05	Registered
VIALMIX (BLOCK)	Colombia	T2003/095329	27-Oct-03	287837	9-Sep-04	Registered
VIALMIX (BLOCK)	Denmark	VA199902669	24-Jun-99	VR200005203	13-Nov-00	Registered
VIALMIX (BLOCK)	Egypt	163012	5-Nov-03	163012	16-Mar-06	Registered
VIALMIX (BLOCK)	European Community	001219989	25-Jun-99	001219989	6-Nov-00	Registered
VIALMIX (BLOCK)	Hong Kong	300101087	27-Oct-03	300101087	24-Mar-04	Registered
VIALMIX (BLOCK)	Israel	167545	24-Oct-03	167545	4-Jan-05	Registered
VIALMIX (BLOCK)	India	1252700	2-Dec-03	1252700	3-Jan-06	Registered
VIALMIX (BLOCK)	Jordan	72918	9-Dec-03	72918	16-Jun-04	Registered
VIALMIX (BLOCK)	Japan	2003-106340	1-Dec-03	4862136	13-May-05	Registered
VIALMIX (BLOCK)	Korea, Republic of	40-2003-47515	29-Oct-03	40-607324	28-Jan-05	Registered
VIALMIX (BLOCK)	Kuwait	61870	30-Nov-03	51228	30-Nov-03	Registered
VIALMIX (BLOCK)	Lebanon	96380	8-Jan-04	96380	8-Jan-04	Registered
VIALMIX (BLOCK)	Mexico	627456	31-Oct-03	833792	28-May-04	Registered
VIALMIX (BLOCK)	Malaysia	2003-16495	5-Dec-03	03016495	12-May-03	Registered
VIALMIX (BLOCK)	Norway	199906219	25-Jun-99	199801	7-Oct-99	Registered
VIALMIX (BLOCK)	Oman	32097	16-Dec-03	32097	10-Oct-05	Registered
VIALMIX (BLOCK)	Philippines	4-2003-010942	28-Nov-03	4-2003-010942	18-Sep-06	Registered
VIALMIX (BLOCK)	Pakistan	190236	4-Dec-03			Published
VIALMIX (BLOCK)	Saudi Arabia	86887	27-Dec-03	747/50	20-Sep-04	Registered
VIALMIX (BLOCK)	Sweden	1999/04943	1-Jul-99	348244	31-Aug-01	Registered
VIALMIX (BLOCK)	Singapore	T03/17389Z	29-Oct-03	T03/17389Z	29-Oct-03	Registered

20

VIALMIX (BLOCK)	Thailand	538010	1-Dec-03	KOR202756	10-Sep-04	Registered
VIALMIX (BLOCK)	Taiwan	092062698	27-Oct-03	1111085	16-Jul-04	Registered
VIALMIX (BLOCK)	United States of America	78/100860	4-Jan-02	2628446	1-Oct-02	Registered
VIALMIX (BLOCK)	Venezuela	15476/2003	27-Oct-03			Published
VIALMIX (BLOCK)	Viet Nam	4-2003-11884	26-Dec-03	62987	24-May-05	Registered

21

SCHEDULE III

LOCATIONS OF GRANTORS

LOCATION

Lantheus MI Intermediate, Inc.	Chief Executive Office of Lantheus MI
331 Treble Cove Road, North	Intermediate, Inc.
Billerica, MA 01862

Lantheus Medical Imaging, Inc.	Chief Executive Office of Lantheus Medical
331 Treble Cove Road, North	Imaging, Inc.
Billerica, MA 01862

Lantheus MI Real Estate, LLC	Chief Executive Office of Lantheus MI Real Estate,
331 Treble Cove Road, North	Inc.
Billerica, MA 01862

Ben Venue Laboratories, Inc.	Location contains Equipment, Fixtures, Inventory or
300 Northfield Road	Other Goods
Bedford, OH 44146

Mallinckrodt Inc. (Covidien)	Location contains Equipment, Fixtures, Inventory or
675 McDonnell Blvd.	Other Goods
Hazelwood, MO 63042

8800 Durant Road
Raleigh, NC 27616

McKesson Specialty Care	Location contains Equipment, Fixtures, Inventory or
Distribution	Other Goods
401 Mason Road
LaVergne, TN 37086

4001 Quest Way, Suite 114
Memphis, TN 38115

1

SCHEDULE IV

UCC FINANCING STATEMENTS

UCC Financing Statements have been filed in the jurisdictions below against the Grantors:

Name of Grantor	Secretary of State	UCC Type	Secured Party
Lantheus Medical Imaging Inc.	Delaware SOS	UCC-1	Harris N.A., as Collateral Agent
Lantheus MI Intermediate Inc.	Delaware SOS	UCC-1	Harris N.A., as Collateral Agent
Lantheus MI Real Estate, LLC	Delaware SOS	UCC-1	Harris N.A., as Collateral Agent

1

SCHEDULE V

COMMERCIAL TORT CLAIMS

NONE

1

SCHEDULE VI

PLEDGED DEBT

NONE

1

SCHEDULE VII

PLEDGED SHARES

			Percentage of
	Name of Pledged	Number of	Outstanding		Certificate
Grantor	Issuer	Shares	Shares	Class	Number
Lantheus Medical Imaging, Inc.	Lantheus MI Australia Pty Ltd	65	65%	Common	5
Lantheus Medical Imaging, Inc.	Lantheus MI Canada Inc.	65	65%	Common	C-5
Lantheus Medical Imaging, Inc.	Lantheus MI Real Estate LLC	n/a	100%	n/a	n/a
Lantheus Medical Imaging, Inc.	Lantheus MI Radiopharmaceuticals, Inc.	650,000	65%	Common	3
Lantheus Medical Imaging, Inc.	Lantheus MI UK Limited	65	65%	Common	3
Lantheus MI Intermediate, Inc.	Lantheus Medical Imaging, Inc.	1000	100%	Common	C-3

1

SCHEDULE VIII

INVESTMENT PROPERTY, INSTRUMENTS, CHATTEL PAPER, LETTERS OF CREDIT

NONE

1

EXHIBIT A

PLEDGE AMENDMENT

This Pledge Amendment, dated                           ,       , is delivered pursuant to Section 4 of the Pledge and Security Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement, dated May 10, 2010, as it may heretofore have been or hereafter may be amended, restated, supplemented, modified or otherwise changed from time to time (the “Security Agreement”) and that the promissory notes or shares listed on this Pledge Amendment shall be hereby pledged and assigned to the Collateral Agent and become part of the Pledged Interests referred to in such Pledge Agreement and shall secure all of the Secured Obligations referred to in such Security Agreement.

Pledged Debt

Principal Amount
Grantor	Name of Maker	Description	Outstanding as of

Pledged Shares

Percentage
		Number	of
	Name of	of	Outstanding		Certificate
Grantor	Pledged Issuer	Shares	Shares	Class	Number

[GRANTOR]

By:
Name:
Title:

HARRIS N.A.,
as the Collateral Agent

By:
Name:
Title:

EXHIBIT B

GRANT OF A SECURITY INTEREST —[TRADEMARKS]
[PATENTS] [COPYRIGHTS]

WHEREAS,                                  (the “Grantor”) [own the trademarks and service marks listed on the attached Schedule A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the “Trademarks”)] [own the letter patents, design patents and utility patents listed on the attached Schedule A, which patents are issued or applied for in the United States Patent and Trademark Office (the “Patents”)] [owns the copyrights listed on the attached Schedule A, which copyrights are registered in the United States Copyright Office (the “Copyrights”)];

WHEREAS, the Grantor has entered into a Pledge and Security Agreement, dated May 10, 2010 (as amended, restated, supplemented, modified or otherwise changed from time to time, the “Security Agreement”), in favor of Harris N.A., as the Collateral Agent for itself and certain lenders (in such capacity, together with its successors and assigns, if any, the “Grantee”); and

WHEREAS, pursuant to the Security Agreement, the Grantor has granted to the Grantee, and granted to the Grantee for the benefit of the Secured Parties and the L/C Issuer (each such term as defined in the Security Agreement), a continuing security interest in all right, title and interest of the Grantor in, to and under the [Trademarks, together with, among other things, the goodwill of the business symbolized by the Trademarks] [Patents] [Copyrights] and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the “Collateral”), to secure the payment, performance and observance of the Secured Obligations (as defined in the Security Agreement).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor does hereby grant to the Grantee and grant to the Grantee for the benefit of the Secured Parties and the L/C Issuer, a continuing security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Grantee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

1

IN WITNESS WHEREOF, the Grantor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of                                  , 20    .

[GRANTOR]

By:
Name:
Title:

2

SCHEDULE A TO GRANT OF A SECURITY INTEREST

[Trademark Registrations and Applications]

[Patents and Patent Applications]

[Copyright Registrations and Applications]

3

EXHIBIT C

FORM OF SECURITY AGREEMENT SUPPLEMENT

[Date of Security Agreement Supplement]

Harris N.A., as Collateral Agent

Ladies and Gentlemen:

Reference hereby is made to (i) the Credit Agreement, dated as of May 10, 2010 (such agreement, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Credit Agreement”) by and among Lantheus MI Intermediate, Inc., a Delaware corporation (the “Parent”), Lantheus Medical Imaging, Inc., a Delaware corporation (the “Borrower”), the “Guarantors” from time to time party thereto, the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Harris N.A., as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), Bank of Montreal, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, if any, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”), Bank of Montreal and NATIXIS, as joint bookrunners, Bank of Montreal and NATIXIS, as joint lead arrangers, NATIXIS, as syndication agent, and Jefferies Finance, LLC, as documentation agent, and (ii) the Pledge and Security Agreement, dated as of May 10, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the Grantors from time to time party thereto in favor of the Collateral Agent. Capitalized terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

SECTION 1. Grant of Security. The undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties and the L/C Issuer, a security interest in, all of its right, title and interest in and to all of the Collateral (as defined in the Security Agreement) of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

SECTION 2. Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect,

1

absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, each of this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to the Collateral Agent or any Secured Party or the L/C Issuer under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor.

SECTION 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through VIII to Schedules I through VIII, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental Schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement, and such supplemental Schedules include all of the information required to be scheduled to the Security Agreement and do not omit to state any information material thereto.

SECTION 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 5 of the Security Agreement (as supplemented by the attached supplemental Schedules) to the same extent as each other Grantor.

SECTION 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned.

SECTION 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7. Loan Document. In addition to and without limitation of any of the foregoing, this Security Agreement Supplement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Sections 12.10 and 12.11 of the Credit Agreement, mutatis mutandi.

2

Very truly yours,

[NAME OF ADDITIONAL CREDIT PARTY]

By:
Name:
Title:

HARRIS N.A.,
as the Collateral Agent

By:
Name:
Title:

3